UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Seagate Technology

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

SEAGATE TECHNOLOGY

NOTICE OF 2006 ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 26, 2006

Notice is hereby given that the 2006 Annual General Meeting of Shareholders of Seagate Technology, an exempted company incorporated with limited liability under the laws of the Cayman Islands, will be held at the Quadrus Conference Center at 2400 Sand Hill Road, Menlo Park, California 94025 on Thursday, October 26, 2006 at 10:00 am Pacific Daylight Time, to consider and vote upon the following items:

(1)	the election of twelve directors for terms expiring at the 2007 Annual General Meeting of Shareholders and until their successors are elected;

(2)	the approval of an increase in common shares eligible for issuance under Seagate Technology’s 2004 Stock Compensation Plan in the amount of 36,000,000 shares;

(3)	the approval of an increase in the common shares available for purchase under Seagate Technology’s Employee Stock Purchase Plan in the amount of 10,000,000 shares;

(4)	the ratification of the appointment of Ernst & Young LLP as the independent registered accounting firm of Seagate Technology for the fiscal year ending June 29, 2007; and

(5)	the transaction of any other business that may properly come before the meeting and any adjournment or postponement of the meeting.

The Board of Directors has set September 1, 2006 as the record date for the 2006 Annual General Meeting. Only registered holders of Seagate Technology’s common shares at the close of business on that date are entitled to receive notice of the meeting and to attend and vote at the meeting.

Any shareholder entitled to attend and vote at the meeting is entitled to appoint a proxy to attend and vote on such shareholder’s behalf. Such proxy need not be a holder of Seagate Technology’s common shares.

This proxy statement and the accompanying proxy card are first being mailed to shareholders on or about October 5, 2006.

THE PRESENCE AT THE MEETING, IN PERSON OR BY PROXY, OF ONE OR MORE SHAREHOLDERS WHO HOLD SHARES REPRESENTING NOT LESS THAN A MAJORITY OF THE ISSUED AND OUTSTANDING SHARES ENTITLED TO VOTE AT THE MEETING SHALL CONSTITUTE A QUORUM. A PROXY CARD ACCOMPANIES THIS PROXY STATEMENT. IT IS IMPORTANT THAT YOUR SHARES BE VOTED AT THE MEETING. EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.

By order of the Board of Directors,

William L. Hudson

Executive Vice President, General Counsel and Corporate Secretary

October 5, 2006

PROXY STATEMENT

GENERAL INFORMATION

The Board of Directors of Seagate Technology, an exempted company incorporated with limited liability under the laws of the Cayman Islands, is soliciting your proxy for use at the 2006 Annual General Meeting of shareholders, which we refer to as the Annual General Meeting, to be held on October 26, 2006, and at any postponement or adjournment of the meeting. These proxy materials are first being mailed to shareholders on or about October 5, 2006. Our headquarters are located in the Cayman Islands at P.O. Box 309GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands. Seagate Technology’s telephone number at that address is (345) 949-8066. Our U.S. executive offices are located at 920 Disc Drive, Scotts Valley, California 95066 and our telephone number at this address is (831) 438-6550. Our website address is www.seagate.com. Information contained on, or accessible through, our website is not a part of this proxy statement.

References in this proxy statement to “we”, “our” and “us” are to Seagate Technology.

Date, Time and Place

We will hold the Annual General Meeting at the Quadrus Conference Center at 2400 Sand Hill Road, Menlo Park, California 94025, on Thursday, October 26, 2006 at 10:00 am Pacific Daylight Time, subject to any adjournments or postponements.

Who Can Vote; Votes Per Share

Our only outstanding class of voting securities is our common shares, par value $0.00001 per share. All persons who are registered holders of our common shares at the close of business on September 1, 2006, the record date for the Annual General Meeting, will be entitled to notice of, and to vote at, the Annual General Meeting. As of the close of business on the record date there were 578,763,551 outstanding common shares held by 2,526 shareholders of record. These shareholders will be entitled to one vote per common share on all matters submitted to a vote of shareholders, so long as those shares are represented at the Annual General Meeting in person or by proxy. Your shares will be represented if you attend and vote at the Annual General Meeting or if you submit a proxy. Under Cayman Islands law, holders of our common shares do not have appraisal rights with respect to matters to be voted on at the Annual General Meeting.

How to Vote; Submitting Your Proxy

If you are a shareholder of record, you may vote your shares either by voting in person at the Annual General Meeting or by submitting a completed proxy. By completing and submitting the enclosed proxy, you are legally designating Donald E. Kiernan, Stephen J. Luczo and William D. Watkins to vote your shares in accordance with the instructions you have indicated on the proxy.

If your shares are held not in your name but in the “street name” of a bank, broker or other holder of record (a “nominee”), then your name will not appear in our register of shareholders and the nominee will be entitled to vote your shares. In order to be admitted to the Annual General Meeting, you must bring a letter or account statement showing that you beneficially own the shares held by the nominee. Even if you attend the Annual General Meeting, you will not be able to vote the shares that you hold in street name. Rather, you should instruct your nominee how to vote those shares on your behalf.

If you appoint the individuals named in the enclosed proxy card as your proxies but do not indicate how your shares are to be voted, then your shares will be voted “FOR” the election of all nominees for director named in Proposal 1 and “FOR” Proposals 2, 3 and 4. In addition, if any matters other than the proposals contained in this proxy statement are properly brought up at the Annual General Meeting, then the proxies will have the authority to vote your shares on those matters in accordance with their discretion and judgment if we did not receive notice of such matters by August 23, 2006. We do not presently know of any other business that may come before the Annual General Meeting.

Shares Registered Directly in the Name of the Shareholder

If you hold shares of our common stock registered directly in your name in our register of shareholders, you may submit your proxy by mailing your signed proxy card to us. Specific instructions to be followed by registered shareholders are set forth on the enclosed proxy card.

Shares Registered in the Name of a Nominee

Most beneficial owners whose shares are held in the “street name” of a nominee receive instructions for granting proxies from their banks, brokers or other agents, rather than from a company’s proxy card.

A number of brokerage firms and banks participate in a program that offers the ability to grant proxies to vote shares by means of the telephone and Internet. If your shares are held in an account at a brokerage firm or bank participating in such a program, you may grant a proxy to vote those shares by calling the telephone number that appears on the voting instruction form, or through the Internet in accordance with the instructions set forth on the voting instruction form, that you receive from your broker or bank. Votes submitted by telephone or Internet through such a program must be received by 11:59 p.m. Eastern Daylight Time on October 25, 2006.

Revoking Your Proxy

You may revoke your proxy at any time before it is voted at the Annual General Meeting, by: (1) sending a signed revocation thereof to Seagate Technology at 920 Disc Drive, Scotts Valley, California 95066, Attention: Corporate Secretary, which we must receive at least one hour prior to the start of the Annual General Meeting; (2) signing, dating and mailing a new and different proxy card, which we must receive by 5:00 p.m., Pacific Daylight Time, on October 25, 2006; or (3) voting your shares in person at the meeting, if you are a shareholder of record. If your shares are registered in the name of a nominee and you submit your proxy by telephone or over the Internet, you may revoke your proxy only by submitting new voting instructions by telephone or Internet, as applicable, which must be received by 11:59 p.m. Eastern Daylight Time on October 25, 2006. Attending the Annual General Meeting alone will not revoke your proxy.

Proxy Solicitation

We will bear all costs and expenses of soliciting proxies from shareholders. Following the original mailing of the proxies and other soliciting materials, directors, officers and selected other Seagate Technology employees and our agents, acting without special compensation, may also solicit proxies by telephone, facsimile, or e-mail or in person. We have retained a proxy solicitation firm, Morrow and Co., to aid us in the solicitation process. We will pay Morrow a fee of $7,500 plus expenses. After the original mailing of the proxies and other soliciting materials, Seagate will request brokers, custodians, nominees, fiduciaries and other record holders to forward copies of the proxy and soliciting materials to beneficial owners and request authority for the exercise of proxies. In such cases, upon request, we will reimburse such holders for their reasonable out-of-pocket expenses incurred in connection with the solicitation. If you choose to access the proxy materials and/or vote over the Internet, you are responsible for any Internet access charges you may incur.

Quorum and Voting Requirements

In order to establish a quorum at the Annual General Meeting, there must be one or more shareholders present at the meeting, either in person or by proxy, holding shares representing not less than a majority of our issued and outstanding shares entitled to vote at the meeting. For purposes of determining a quorum, abstentions and broker “non-votes” are counted as represented. A “non-vote” occurs when a nominee (such as a broker) holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that proposal and has not received instructions from the beneficial owner on how to vote those shares.

With respect to Proposal 1, the affirmative vote of a majority of all the votes cast by holders of common shares represented in person or by proxy at the Annual General Meeting is necessary to approve the election of each of the director nominees. Any incumbent director who is not elected by a majority of the votes cast will continue as a “holdover” director under the Company’s Third Amended and Restated Articles of Association until his or her successor has been elected. Any non-incumbent director nominee who is not so elected shall not serve on our board. Proposals 2, 3 and 4 require the affirmative vote of a majority of all the votes cast by holders of common shares represented in person or by proxy at the Annual General Meeting in order to be approved. In addition, in the case of Proposal 2, the total number of votes cast must represent a majority of the outstanding shares.

Abstentions and broker “non-votes” are not counted (except for quorum purposes) and will have no effect on the result of the vote on any proposal.

Voting Procedures and Tabulation

We have appointed a representative of Computershare Trust Company as the inspector of elections to act at the Annual General Meeting and to make a written report thereof. Prior to the Annual General Meeting, the inspector will sign an oath to perform his or her duties in an impartial manner and according to the best of his or her ability. The inspector will ascertain the number of common shares outstanding and the voting power of each, determine the common shares represented at the Annual General Meeting and the validity of proxies and ballots, count all votes and ballots, and perform certain other duties. The determination of the inspector as to the validity of proxies will be final and binding.

PROPOSAL 1 – ELECTION OF DIRECTORS

Upon the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors has nominated a slate of 12 nominees for election at the 2006 Annual General Meeting. Our Board’s nominees are Messrs. Watkins, Luczo, Biondi, Bradley, Cannon, Davidson, Kiernan, Marquardt, Ms. Marshall, Dr. Park, and Messrs. Reyes and Thompson.

Each of the Board’s nominees, with the exception of Mr. Cannon, is currently serving as a director of Seagate Technology. Mr. Biondi was unanimously appointed as a director by our Board on December 20, 2005. Mr. Biondi was recommended to the Nominating and Corporate Governance Committee by one of our non-management directors. Dr. Park was appointed to the Board in May 2006 upon completion of the acquisition of Maxtor Corporation (“Maxtor”) pursuant to the terms of our merger agreement with Maxtor. The terms of the merger agreement with Maxtor also contractually obligated us to consider appointing an additional member of the Maxtor Board to the Seagate Board. The Nominating and Corporate Governance Committee evaluated the qualifications and experience of each of the Maxtor directors, and recommended that the Board nominate Mr. Cannon to stand for election at the 2006 Annual General Meeting.

Over the past several months, the Nominating and Corporate Governance Committee, under the leadership of its chairman, Glenn H. Hutchins, has deliberated on the future composition of the Board and specifically on the slate of directors for nomination at the 2006 Annual General Meeting. Among other things, the Committee considered the current mix of skills on the Board and the potential benefit of having more directors with operating experience. In addition, in considering the slate of directors for nomination at the 2006 Annual General Meeting following the closing of the acquisition of Maxtor, the Committee reflected on its contractual commitment to consider an additional Maxtor director for possible election to the Company’s Board and determined that Mr. Cannon, with extensive operating experience both in the disc drive industry and the broader electronics industry, would be a strong addition to the Board. However, in its deliberations, the Committee noted that the Board was already appropriately sized and it might even be suitable to consider reducing the overall size of the Board in the future. On September 28, 2006, Mr. Hutchins formally notified the Board that he would not stand for re-election at the Company’s 2006 Annual General Meeting. Mr. Hutchins, who is affiliated with Silver Lake Partners, noted that Silver Lake has substantially reduced its ownership in the Company over time and currently holds less than 5% of the outstanding common shares of Seagate. Mr. Hutchins further noted that, with Silver Lake’s reduced ownership interest in Seagate in mind, Silver Lake needs to reallocate its executive resources to other endeavors and that he had therefore decided to not stand for reelection. James A. Davidson, another affiliate of Silver Lake Partners who is also on the Board, is a director nominee and will stand for re-election. In light of the goals set out by the Committee in its deliberations, including the desire to have directors with more operating experience on the Board and still maintain the current size of the Board, the Board has accepted Mr. Hutchins’ decision not to stand for re-election. The Board thanks Mr. Hutchins for his leadership and years of service to the Company.

Under our Third Amended and Restated Articles of Association, the Board of Directors may have any number of members up to 15. However, the Board of Directors has determined that, for the time being, the number of directors constituting the full Board of Directors shall be 12 members. The holders of common shares, voting as a class, have the right to elect all 12 members to the Board of Directors to serve until the 2007 Annual General Meeting of Shareholders and until their respective successors are elected.

It is currently anticipated that each of the nominees will be willing and able to serve as directors. However, if any nominee becomes unwilling or unable to serve as a director, then the Board of Directors will propose a substitute nominee, and the individuals designated as your proxies will vote on the appointment of the proposed nominee.

Nominees for Election as Directors

Detailed information about our director nominees is provided below. There is no family relationship between any of the nominees, directors or our executive officers.

William D. Watkins 53 years old Director since November 2000	Mr. Watkins, our Chief Executive Officer and one of our directors, joined us as Executive Vice President of our Recording Media Group in February 1996, upon our merger with Conner Peripherals, Inc. In October 1997, Mr. Watkins took on additional responsibility as Executive Vice President of the Disc Drive Operations, and in August 1998, he was appointed to the position of Chief Operating Officer, with responsibility for our disc drive manufacturing, recording media and head operations and product development. In June 2000, he was appointed to the position of President, and in November 2000, he became a member of our Board of Directors. In April 2004, Mr. Watkins relinquished the title of Chief Operating Officer and he was appointed as our Chief Executive Officer effective July 3, 2004. On September 8, 2006, he relinquished the title of President. Prior to joining us, he was President and General Manager of the Disk Division at Conner Peripherals, Inc., an information storage solutions company, from January 1990 until December 1992. In January 1993, Mr. Watkins became President of Heads & Media Manufacturing Operations at Conner Peripherals, Inc.

Stephen J. Luczo 49 years old Director since November 2000	Mr. Luczo serves as the Chairman of the Board of Directors, a position he has held since June 2002. Mr. Luczo joined us in October 1993 as Senior Vice President of Corporate Development. In September 1997, Mr. Luczo was promoted to the position of President and Chief Operating Officer of our predecessor, Seagate Technology, Inc. and, in July 1998, he was promoted to Chief Executive Officer. Mr. Luczo resigned as our Chief Executive Officer effective as of July 3, 2004, but retained his position as Chairman of the Board of Directors. Prior to joining us, Mr. Luczo was Senior Managing Director of the Global Technology Group of Bear, Stearns & Co. Inc., an investment banking firm, from February 1992 to October 1993.

Frank J. Biondi, Jr. 61 years old Director since December 2005	Mr. Biondi became a member of our Board of Directors in December 2005. Mr. Biondi is Senior Managing Director of WaterView Advisors LLC, a private equity fund specializing in media, a position he has held since June 1999. He was Chairman and Chief Executive Officer of Universal Studios from April 1996 through November 1998. Mr. Biondi previously served as President and Chief Executive Officer of Viacom, Inc. from July 1987 through January 1996, and was a member of the Viacom Board of Directors. Prior to joining Viacom, Mr. Biondi was Chairman and Chief Executive Officer of Coca-Cola Television from November 1986. In addition, he was Executive Vice President of the Entertainment Business Sector of the Coca-Cola Company, and of its predecessor company, Columbia Pictures Industries, Inc., from January 1985 to July 1987. Mr. Biondi currently serves on the Boards of Directors of The Bank of New York, Amgen, Inc., Hasbro, Inc., Harrah’s Entertainment, Inc., Cablevision Systems and The Museum of Television and Radio. He is a founding member of the University of Southern California’s Board of Councilors of the School of Cinema-Television and is on the Board of Advisors for The Annenberg School for Communication at the University.

William W. Bradley 63 years old Director since July 2003	Senator Bradley became a member of our Board of Directors in July 2003. Senator Bradley is a Managing Director of Allen & Company LLC, a position he has held since November 2000. Senator Bradley served as chief outside advisor to McKinsey & Company’s non-profit practice from 2001 to 2004. From 1997 to 1999, he was a Senior Advisor and Vice Chairman of the International Council of J.P. Morgan & Co., Inc. During that time, he also served as an essayist for CBS evening news and was a visiting professor at Stanford University, the University of Notre Dame and the University of Maryland. Senator Bradley served in the U.S. Senate from 1979 to 1997, representing the State of New Jersey. In 2000, he was a candidate for the Democratic nomination for President of the United States. He is also a member of the Board of Directors of Starbucks Corporation, Willis Group Holdings, Limited and a number of private companies.

Michael R. Cannon 53 years old Nominee for Election	Mr. Cannon is standing for election as a member of our Board of Directors, having been nominated by the Board of Directors. Since January 2003, Mr. Cannon has been President, CEO and a director of Solectron Corporation. From July 1996 to January 2003, Mr. Cannon was president and CEO of Maxtor Corporation, and has served as a member of its Board of Directors since July 1996 until the present. Previously, Mr. Cannon was with IBM’s Storage Systems Division, where he held several senior leadership positions from 1993 to July 1996. He also serves as a director of Adobe Systems, a position he has held since 2003.

James A. Davidson 47 years old Director since November 2000	Mr. Davidson became a member of our Board of Directors in November 2000. Mr. Davidson is a managing director of Silver Lake Partners, a private equity investment firm he co-founded in 1999. From June 1990 to November 1998, Mr. Davidson was an investment banker with Hambrecht & Quist LLC, most recently serving as a Managing Director and Head of Technology Investment Banking. He is also a member of the Board of Directors of Flextronics International Ltd. and a number of private and non-profit entities.

Donald E. Kiernan 65 years old Director since April 2003	Mr. Kiernan became a member of our Board of Directors in April 2003. Mr. Kiernan is the retired Senior Executive Vice President and Chief Financial Officer of SBC Communications, where he served for 11 years until his retirement in 2001 and was responsible for all of SBC’s financial affairs. Prior to joining SBC, Mr. Kiernan was a partner with Arthur Young & Co., the predecessor of Ernst & Young LLP, where he held several positions over his 20-year tenure, including head of the firm’s management consulting practice in Florida and both Audit-Coordinating Partner and Managing Partner of the firm’s St. Louis office. Mr. Kiernan is also a member of the Board of Directors of LaBranche and Company, Inc., Health Management Associates, Inc., and Money Gram International.

David F. Marquardt 57 years old Director since November 2000	Mr. Marquardt became a member of our Board of Directors in November 2000. Mr. Marquardt co-founded August Capital, a California-based venture capital firm in 1995, and has served as General Partner since the firm was founded. Prior to founding August Capital, Mr. Marquardt was a partner of Technology Venture Investors, a venture capital firm that he co-founded in 1980. Mr. Marquardt is a member of the Board of Directors of Microsoft Corporation and a number of private companies.

Lydia M. Marshall 57 years old Director since April 2004	Ms. Marshall became a member of our Board of Directors in April 2004. Ms. Marshall was the founder, Chair and Chief Executive Officer of Versura Inc. of Washington, DC, the education loan exchange, serving in those capacities from 1999 until 2004. Previously, she was Managing Director of Rockport Capital Incorporated from 1997 to 1999, Executive Vice President marketing of Sallie Mae from 1993 to 1997 and Senior Vice President heading Sallie Mae’s Institutional and Public Finance and Strategic Planning Divisions from 1985 to 1993. Ms. Marshall is a member of the Board of Directors of Nationwide Mutual Insurance Company and Nationwide Financial Services, Inc. and is Chairperson of the Board of CARE International.

C.S. Park 58 years old Director since May 2006	Dr. Park became a member of our Board of Directors in May 2006. Prior to joining Seagate’s Board, Dr. Park served as Chairman and Chief Executive Officer of Maxtor Corporation from November 2004 until May 19, 2006 and as Chairman of Maxtor’s Board of Directors from May 1998 until May 19, 2006, and served as a member of its Board from February 1994 to May 19, 2006. Dr. Park served as Investment Partner and Senior Advisor at H&Q Asia Pacific, a private equity firm from April 2004 until September 2004, and as a Managing Director for the firm from November 2002 to March 2004. Prior to joining H&Q Asia Pacific, Dr. Park served as the Chairman and Chief Executive Officer of Hynix Semiconductor Inc. from March 2000 to May 2002 and from June 2000 to May 2002 he also served as its Chairman. Dr. Park served as Chairman of Hynix Semiconductor America Inc. from September 1996 to July 2002, and from September 1996 to March 2000 he also served as its President and Chief Executive Officer. Dr. Park is a member of the Board of Directors of STATS ChipPAC Ltd., and Smart Modular Technologies Inc.

Gregorio Reyes 64 years old Director since April 2004	Mr. Reyes became a member of our Board of Directors in April 2004. Mr. Reyes has been a private investor and management consultant since 1994. Mr. Reyes began his career in the semiconductor industry with National Semiconductor Corporation in 1962, followed by executive positions with Motorola, Inc., Fairchild Semiconductor and Eaton Corporation. From 1981 to 1984, he was President and Chief Executive Officer of National Micronetics, Inc., a provider of hard disc magnetic recording head products for the data storage industry. Between 1986 and 1990, he was Chairman and Chief Executive Officer of American Semiconductor Equipment Technologies. Mr. Reyes co-founded Sunward Technologies in 1985 and served as its Chairman and Chief Executive Officer until 1994. Mr. Reyes is a member of the Board of Directors of LSI Logic Corp., Dialog Semiconductor plc and a number of private companies.

John W. Thompson 57 years old Director since November 2000	Mr. Thompson became a member of our Board of Directors in November 2000. Mr. Thompson is Chairman of the Board of Directors and Chief Executive Officer of Symantec Corporation. Before joining Symantec in April 1999, Mr. Thompson held various executive and management positions with IBM from 1971. Mr. Thompson is also a member of the Board of Directors of United Parcel Service, Inc.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE TWELVE (12) NOMINEES LISTED ABOVE.

PROPOSAL 2 – AMENDMENT TO 2004 STOCK COMPENSATION PLAN

General

The Board of Directors is seeking the approval of our shareholders for an amendment to the 2004 Stock Compensation Plan (the “2004 Plan”) that would provide for an additional 36,000,000 shares to cover awards under the 2004 Plan. The 2004 Plan (which succeeded our 2001 Share Option Plan) governs the grant of stock-based awards to our employees, directors, and consultants. Its purpose is to promote our long-term growth and financial success by providing incentives to our employees, directors, and consultants through grants of stock-based awards. These awards are intended to tie the 2004 Plan participants’ interests directly to shareholder interests and encourage individual and cooperative behavior that enhances our success. The 2004 Plan was unanimously approved by our Board of Directors on August 5, 2004 and approved by our shareholders on October 28, 2004. The full text of the 2004 Plan is included as Appendix A to this proxy statement, as it would read if this proposal were to be approved by our shareholders. Below is a summary of certain key provisions of the 2004 Plan, which is qualified in its entirety by reference to the full text of the 2004 Plan.

The total number of shares currently authorized for issuance under the 2004 Plan is 27,500,000. The Board is recommending the addition of 36,000,000 shares to the total shares available under the 2004 Plan to enable us to meet our expected needs.

As of September 15, 2006, we have granted 23,337,087 options and 1,110,000 restricted shares pursuant to the 2004 Plan. If approved, the additional shares, together with the shares still available, will provide us with 39,365,496 shares available for issuance under the 2004 Plan. The following table illustrates the net effect of this proposed amendment on the shares available for issuance under the 2004 Plan:

Share Reservation Under the 2004 Stock Compensation Plan
Initial shares approved by shareholders in 2004	27,500,000
Less: Shares awarded (October 2004 – September 15, 2006)	24,447,087

3,052,913
Plus: Shares returned to Plan due to expiration, cancellation, or other termination of award without share issuance	312,583

Total shares available for issuance (as of September 15, 2006)	3,365,496
Additional shares requested in this proposal (October 2006)	36,000,000

Total shares available for issuance if Proposal 2 is approved (2006 – 2014)	39,365,496

Description of the 2004 Plan

Eligibility.    All of our employees, including our executive officers, all of the members of the Board of Directors and our consultants may participate in the 2004 Plan.

Types of Awards.    The types of awards that are available for grant under the Plan are:

•	incentive stock options;

•	nonstatutory stock options;

•	restricted share bonuses;

•	restricted share purchase rights;

•	stock appreciation rights;

•	phantom stock units;

•	restricted share units;

•	performance share bonuses; and

•	performance share units.

Share Reserve.    A total of 27,500,000 of our common shares currently are reserved for issuance under the 2004 Plan, and the total number of common shares that may be covered by awards pursuant to which participants may receive the full value of the stock is 10,000,000 shares. Specifically, this limit applies to awards of restricted share bonuses, restricted share units, phantom stock units, performance share bonuses, or performance share units (“Full-Value Share Awards”). If the proposed amendment to the 2004 Plan is approved by shareholders, the total number of our common shares reserved for issuance under the 2004 Plan would be 63,500,000. Out of the increased share reserve, the number of common shares available for Full-Value Share Awards would remain at 10,000,000 shares. Common shares covered by awards that expire, are canceled, terminate, are repurchased by us at cost or reacquired by us prior to vesting, or are redeemed for cash rather than shares, again will be available for grant under the 2004 Plan. No employee is eligible to be granted options or stock appreciation rights covering more than 10,000,000 common shares during any fiscal year.

Adjustments by our Board of Directors.    The number of shares issued or reserved pursuant to the 2004 Plan or for grants of Full-Value Share Awards, the share limits on grants to a given participant, the number of shares and exercise price for option grants to Eligible Directors (as defined below), and the number of shares and exercise or base price for outstanding awards, is subject to adjustment on account of mergers, consolidations, reorganizations, recapitalizations, reincorporations, stock splits, spinoffs, stock dividends, extraordinary dividends and distributions, liquidating dividends, combinations or exchanges of shares, changes in corporate structure or other transactions in which we do not receive any consideration.

Administration of the 2004 Plan.    Our Board of Directors has delegated administration of the 2004 Plan to the Compensation Committee. The Compensation Committee, or our Board of Directors if the delegation of authority to the Compensation Committee is terminated or limited in the future, has the authority to:

•	designate participants in the 2004 Plan;

•	determine the type(s), number, terms and conditions of awards, as well as the timing and manner of grant;

•	interpret the 2004 Plan; establish, adopt or revise any rules and regulations to administer the 2004 Plan; and

•	make all other decisions and determinations that may be required under the 2004 Plan.

Options.    The 2004 Plan provides that incentive stock options must have an exercise price that is at least equal to 100% of, and nonstatutory stock options must have an exercise price equal to at least 85% of, the fair market value of our common stock on the date the option is granted. To the extent permitted in his or her option agreement, an option holder may exercise an option by payment of the exercise price (1) in cash, (2) according to a deferred payment or similar arrangement, (3) pursuant to a “same day sale” program, (4) by the surrender of shares of common shares already owned by the option holder or (5) by a combination approved by our Board of Directors. In the event of the option holder’s termination, the option holder generally has up to three months (up to one year if the termination is due to disability and one year for the option holder’s beneficiary if the termination is due to the option holder’s death) from termination to exercise his or her vested options.

Automatic Awards to Non-Employee Directors.    A director who neither is employed by us nor receives a management fee from us (an “Eligible Director”) automatically receives an initial grant of options to purchase up to 100,000 common shares on the date that the Eligible Director commences service on our Board of Directors, provided, however, that if the new director was, prior to the commencement of board service, an officer or member of the Board of an entity the stock, assets and/or business of which has been acquired by Seagate, the number of shares of the initial grant shall be determined by the existing members of the Board, but shall not exceed 100,000 shares. These options have a per share exercise price equal to the fair market value of our common stock on the date of grant and generally vest at the rate of 25% per year for four years. Each Eligible Director also automatically receives an annual grant of options to purchase 25,000 common shares on the date the Eligible Director is re-elected, provided that he or she has served as a director for a period of at least six months prior to re-election. These options have a per share exercise price equal to the fair market value of our common shares on the date of such Eligible Director’s re-election and generally vest at the rate of 25% per year for four years.

Restricted Share Bonuses and Performance Share Bonuses.    Restricted share bonuses and performance share bonuses are grants of common shares not requiring any monetary consideration, but subject to restrictions, as determined by our Board of Directors. Generally, unless the participant’s award agreement provides otherwise, the participant may not sell, transfer, or otherwise dispose of the shares issued in the participant’s name at the time of grant until those conditions are met. The vesting of restricted share bonus awards generally are based on the participant’s continuous service; the vesting of performance share bonus awards are based on the achievement of certain performance criteria, as determined by our Board of Directors. In the event a participant’s continuous service terminates or a participant fails to meet performance criteria, all unvested shares as of the date of termination are reacquired by us at no cost to us.

Restricted Share Purchase Rights.    Restricted share purchase rights entitle a participant to purchase common shares that are subject to restrictions determined by our Board of Directors. The purchase price is determined by our Board of Directors but is at least 85% of the fair market value of our common shares on the date of such award. Generally, unless the participant’s award agreement provides otherwise, the participant may not sell, transfer, or otherwise dispose of the shares issued in the participant’s name at the time of grant until those conditions are met. The vesting of restricted share purchase rights is determined by our Board of Directors for each grant. In the event a participant’s continuous service terminates, all unvested shares as of the date of termination may be repurchased by us at the same price paid to us by the participant.

Stock Appreciation Rights.    Our Board of Directors may grant stock appreciation rights independently of or in connection with an option grant. The base price per share of a stock appreciation right shall be at least 85% of the fair market value of our common shares on the date of grant. Generally, each stock appreciation right entitles a participant upon redemption to an amount equal to (a) the excess of (1) the fair market value on the redemption date of one common share over (2) the base price, times (b) the number of common shares covered by the stock appreciation right being redeemed. To the extent a stock appreciation right is granted concurrently with an option grant, the redemption of the stock appreciation right will proportionately reduce the number of common shares subject to the concurrently granted option. Payment shall be made in common shares or in cash, or a combination of both, as determined by our Board of Directors.

Phantom Stock Units.    A phantom stock unit is the right to receive the value of one common share, redeemable upon terms and conditions set by our Board of Directors. Distributions upon redemption of phantom stock units may be in common shares valued at fair market value on the date of redemption or in cash, or a combination of both, as determined by our Board of Directors.

Restricted Share Units and Performance Share Units.    Our Board of Directors may also award restricted share units or performance share units, both of which entitle the participant to receive the value of one common share per unit at the time the unit vests, with delivery of such value (distributed in common shares or in cash) on a date chosen by the participant to the extent permitted by law. For restricted share units, vesting generally is based on the participant’s continuous service; for performance share units, vesting is based on the achievement of certain performance criteria, as determined by our Board of Directors. In the event a participant’s continuous service terminates or a participant fails to meet performance criteria, all unvested common shares as of the date of termination will be subject to our reacquisition at no cost to us.

Transferability.    Unless otherwise determined by our Board of Directors or provided for in a written agreement evidencing an award, awards granted under the 2004 Plan are not transferable other than by will or by the laws of descent and distribution.

Change of Control.    In the event of a change of control, as defined in the 2004 Plan, other than dissolution, our Board of Directors may provide for the (1) assumption or continuation of any stock awards outstanding under the Plan, (2) issuance of substitute awards that will substantially preserve the terms of any awards, (3) cash payment in exchange for the cancellation of an award or (4) termination of an award upon the consummation of the change of control, but only if the participant has been permitted to exercise or redeem an option or stock appreciation right prior to the change of control. Furthermore, at any time our Board of Directors may provide for the acceleration of exercisability and/or vesting of an award. In the event of the dissolution of the Company, all outstanding awards will terminate immediately prior to dissolution.

Amendment or Termination.    Our Board of Directors may amend, suspend, or terminate the 2004 Plan in any respect at any time, subject to shareholder approval, if such approval is required by applicable law of stock exchange rules. However, no amendment to the 2004 Plan may materially impair any of the rights of a participant under any awards previously granted, without his or her consent.

Term.    Unless earlier terminated by the Board of Directors, the 2004 Plan will expire on October 28, 2014. No awards will be granted under the Plan after that date.

Share Price.    On September 15, 2006, the closing price of our common shares on the New York Stock Exchange was $22.09 per share.

Certain Federal Income Tax Consequences

We believe that, based on the laws as in effect on the date of this proxy statement, the following are the principal federal income tax consequences to participants and to us of options and other awards granted under the Plan. This summary is not a complete analysis of all potential tax consequences relevant to participants and to us and does not describe tax consequences based on particular circumstances. State, local, and foreign tax laws are not discussed.

Stock Options.    When a nonstatutory stock option is granted, there are no income tax consequences for the option holder or us. When a nonstatutory stock option is exercised, in general, the option holder recognizes compensation equal to the excess of the fair market value of the underlying common stock on the date of exercise over the option price. We are entitled to a deduction equal to the compensation recognized by the option holder for our taxable year that ends with or within the taxable year in which the option holder recognized the compensation.

When an incentive stock option is granted, there are no income tax consequences for the option holder or us. When an incentive stock option is exercised, the option holder does not recognize income and we do not receive a deduction. The option holder, however, must treat the excess of the fair market value of the underlying common stock on the date of exercise over the option price as an item of adjustment for purposes of the alternative minimum tax.

If the option holder disposes of the underlying common stock after the option holder has held the common stock for at least two years after the incentive stock option was granted and one year after the incentive stock option was exercised, the amount the option holder receives upon the disposition over the exercise price is treated as long-term capital gain for the option holder. We are not entitled to a deduction. If the option holder makes a “disqualifying disposition” of the underlying common stock by disposing of the common stock before it has been held for at least two years after the date the incentive stock option was granted and one year after the date the incentive stock option was exercised, the option holder recognizes compensation income equal to the excess of (1) the fair market value of the underlying common stock on the date the incentive option was exercised or, if less, the amount received on the disposition over (2) the option price. We are entitled to a deduction equal to the compensation recognized by the option holder for our taxable year that ends with or within the taxable year in which the option holder recognized the compensation.

Stock Appreciation Rights and Phantom Stock Units.    When a stock appreciation right or phantom stock unit is granted, there are no income tax consequences for the participant or us. When a phantom stock unit vests, generally the participant recognizes compensation equal to the cash and/or shares received, with the shares valued at fair market value as of the date of receipt. When a stock appreciation right is redeemed, in general, the participant recognizes compensation equal to the cash and/or the fair market value of the shares received upon redemption. We are entitled to a deduction equal to the compensation recognized by the participant.

Stock Units and Restricted Shares.    Generally, when a stock unit (whether as a restricted stock unit or performance stock unit) or a share of restricted stock (whether as a restricted share bonus, restricted share purchase right or performance share bonus) is granted, there are no income tax consequences for the participant or us. Upon the payment to the participant of common shares with respect to stock units or the lapse of restrictions on restricted stock, the participant, generally, recognizes compensation equal to the fair market value of the shares as of the date of delivery or release. We are entitled to a deduction equal to the compensation recognized by the participant.

Limits on Deductions.    Under Section 162(m) of the Internal Revenue Code, compensation paid to our chief executive officer and the four other most highly paid executive officers in a particular year is limited to $1 million per person, except that compensation that is performance-based, pursuant to Section 162(m), will be excluded for purposes of calculating the amount of compensation subject to this $1 million limitation. Our ability to deduct compensation paid to any other executive officer or employee is not affected by this provision.

New Plan Benefits

Future awards under the 2004 Plan to our executive officers, employees and consultants are made at the discretion of the Compensation Committee. At this time, therefore, the benefits that may be received by our executive officers and other employees if our shareholders approve the proposed amendment to the 2004 Plan cannot be determined, and we have not included a table reflecting such benefits and awards. By way of background, please see the “Report of the Compensation Committee on Executive Compensation” for a discussion of our executive compensation philosophy, and the section entitled “Compensation of Executive Officers” for information regarding equity awards to our named executive officers in fiscal year 2006. If the proposal to amend the 2004 Plan is approved, our Eligible Directors still will receive the options described under the heading “Automatic Awards to Non-Employee Directors,” above. The dollar value of these awards to Eligible Directors is not determinable at this time.

From October 28, 2004 (the date on which the 2004 Plan was approved by our shareholders) through September 15, 2006, the individuals or groups listed below have been granted the following numbers of options:

Name and Principal Position or Group	Options Granted	Restricted Share Awards
William D. Watkins Chief Executive Officer	600,000	200,000

David A. Wickersham President and Chief Operating Officer	450,000	200,000

Charles C. Pope Executive Vice President, Finance and Chief Financial Officer	200,000	100,000

Brian S. Dexheimer Executive Vice President and Chief Sales & Marketing Officer	400,000	200,000

William L. Hudson Executive Vice President, General Counsel and Corporate Secretary	150,000	70,000

All Current Executives, as a group (including Named Executive Officers)	2,832,500	1,010,000

All Current Non-Employee Directors, as a group	350,000	None

All Employees, as a group (including current executives)	22,987,087	1,110,000

Recommendation of the Board

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF AMENDMENT OF THE 2004 STOCK COMPENSATION PLAN.

PROPOSAL 3 – AMENDMENT TO EMPLOYEE STOCK PURCHASE PLAN

General

The Board of Directors is seeking the approval of our shareholders for an amendment to the Seagate Technology Employee Stock Purchase Plan (the “ESPP”) that would provide for an additional 10,000,000 shares to offer for sale to eligible Seagate Technology employees and employees of certain of Seagate Technology’s subsidiaries. The ESPP was adopted by the Compensation Committee on October 24, 2002 and approved by our shareholders on December 3, 2002, and became effective December 10, 2002. Currently, a total of 20,000,000 shares of common stock of Seagate Technology have been reserved for issuance. The ESPP also provides for automatic annual increases in the number of shares of common stock reserved for issuance under the ESPP at the start of each fiscal year equal to the lesser of (1) 2,500,000 shares, (2) one half of one percent (0.5%) of the shares outstanding on the last day of the immediately preceding fiscal year, or (3) a lesser amount as determined by the Board of Directors. However, effective for fiscal years commencing on or after fiscal year 2003, the Board previously has determined that no shares will be added pursuant to this annual increase provision until further affirmative action is taken by the Board in the future. In connection with this request to shareholders to increase the share reserve of the ESPP by an additional 10,000,000 shares, the Board has determined that in the event that the share reserve increase is approved by the shareholders, the annual increase provision shall be deleted from the ESPP and shall have no further effect. The maximum number of shares that can be issued under the ESPP over the lifetime of the plan is 75,000,000. The full text of the ESPP is included as Appendix B to this proxy statement as it would read if this proposal were to be approved by our shareholders. Below is a summary of certain key provisions of the ESPP, which is qualified in its entirety by reference to the full text of the ESPP.

The Board of Directors is recommending the addition of 10,000,000 shares to the total shares available under the ESPP to ensure that eligible employees have the opportunity to invest in Seagate Technology’s stock in order to take part in our future growth potential.

Description of the ESPP

Purpose and General Information about the ESPP.    We adopted the ESPP to provide employees of Seagate Technology and its designated subsidiaries with an opportunity, during specified periods (“Offering Periods”), to purchase common stock through accumulated payroll deductions. The ESPP provides eligible employees (including officers and directors who are employees) of Seagate Technology and certain designated subsidiaries with the right to purchase common stock of Seagate Technology at a discount. For U.S. taxpayers, the ESPP is intended to satisfy the requirements to receive the tax advantages allowed under Section 423 of the Internal Revenue Code. The ESPP is not a qualified deferred compensation plan under Section 401(a) of the Internal Revenue Code, and is not subject to the provisions of the U.S. Employee Retirement Income Security Act of 1974.

Eligibility.    Employees of Seagate Technology or a designated subsidiary who are employed as of the first day of a given Offering Period to purchase common stock of Seagate Technology (an “Offering Date”) are eligible provided that they have satisfied the minimum employment period established by the Committee. Currently, an employee must be actively employed on or before the first Friday of the open enrollment period before an Offering Date in order to be eligible to participate in the Offering Period that commences on that Offering Date. In addition, employees are not eligible to participate in the ESPP if they would be deemed to own five percent (5%) or more of the total combined voting power or value of all classes of Seagate Technology stock or the stock of any of its subsidiaries (including shares purchased under the ESPP or under any other outstanding options) immediately after such employee is granted a right to purchase shares under the ESPP.

Directors who are not employees of a participating employer in the ESPP, consultants, independent contractors, temporary workers employed by a third party, and employees of non-designated subsidiaries of Seagate Technology are not eligible to participate in the ESPP.

Administration.    The ESPP is administered by a committee appointed by the Board of Directors. Currently, the ESPP is being administered by Seagate Technology’s Administrative Committee. The Administrative Committee has full power, in a manner not inconsistent with the ESPP, to adopt, amend and rescind any rules for the administration of the ESPP, to construe and interpret the ESPP, to exercise any and all powers allocated to the Board of Directors under the ESPP, and to make all other determinations necessary or advisable for the administration of the ESPP. Members of the Administrative Committee receive no additional compensation for their services in connection with the administration of the ESPP. Members of the Administrative Committee will serve for such time as the Board of Directors may specify and may be removed at any time by the Board of Directors or the Compensation Committee.

Offering Periods.    The ESPP will be implemented by a series of Offering Periods during which stock is purchased through payroll deductions (“Purchase Periods”). Prior to February 1, 2006, each Offering Period was approximately twelve months and consisted of two successive Purchase Periods of approximately six months each. On October 26, 2005, the Administrative Committee amended the ESPP to provide that beginning with the Offering Period that commenced on February 1, 2006, each Offering Period will be six months and consist of one Purchase Period that runs concurrently with the Offering Period. The last trading day of each Purchase Period is called a “Purchase Date.”

Purchase of Stock.    An employee who has satisfied the eligibility criteria will automatically be granted an option under the ESPP on the first Offering Date on which he or she is eligible. Assuming an eligible employee has appropriately completed the applicable paperwork, payroll deductions will commence with the first payroll following the Offering Date and will end on the last payroll paid on or prior to the last Purchase Date of the Offering Period, unless the employee terminated his or her participation earlier in accordance with the ESPP. Thereafter, on each Offering Date of each Offering Period, participants are granted an option to buy common stock, which will be exercised automatically on each Purchase Date.

Purchase Price.    The purchase price for a Purchase Period will generally be equal to 85% of the lesser of (a) the closing price for our common stock on the Offering Date or (b) the closing price for our common stock on the Purchase Date.

Securities to be Purchased.    The securities to be purchased under the ESPP are shares of the common stock of Seagate Technology. Shares of common stock are issued directly to an ESPP participant from Seagate Technology and are registered with the SEC under a special form of registration statement applicable to employee benefit plans.

Plan Amendment and Termination.    The Board of Directors has the power to terminate or amend the ESPP at any time subject to specified restrictions protecting the rights of participating employees. Upon a termination of the ESPP, the Board of Directors may, in its discretion, (a) return, without interest, the payroll deductions credited to the participants’ accounts to such participants, or (b) set an earlier Purchase Date with respect to the Offering Periods and Purchase Periods then in progress.

Certain Federal Income Tax Consequences

Generally, participants in the ESPP will recognize income for purposes of U.S. federal income tax in the year in which they make a disposition of the purchased common stock. The U.S. federal income tax liability will depend on whether such disposition is “disqualifying” or “qualifying.” A disqualifying disposition is any sale or other disposition which is made within two years after the Offering Date or within one year after the Purchase Date. A qualifying disposition will occur if the sale or other disposition of the common stock is made after the participant has held the common stock for more than two years after the Offering Date and more than one year after the Purchase Date.

Upon a disqualifying disposition, a participant will recognize ordinary income equal to the excess of (a) the fair market value of the common stock on the Purchase Date over (b) the purchase price paid for the common stock. Seagate Technology will be entitled to an income tax deduction in an amount equal to such excess for the taxable year in which such disposition occurs. Any additional gain recognized upon the disqualifying disposition will be capital gain. The capital gain will be long-term if the participant has held the common stock more than one year after the Purchase Date, and will be short-term if the participant has held the common stock not more than one year from the Purchase Date. In general, the current maximum U.S. federal income tax rate on long-term capital gains is 15%, and short-term capital gains are taxed at the same rates as ordinary income. The current general maximum U.S. federal income tax rate for ordinary income (and therefore short-term capital gains) is 35%.

Upon a qualifying disposition, a participant will recognize ordinary income equal to the lesser of: the amount by which the fair market value of the common stock on the date of the qualifying disposition exceeds the purchase price paid for the common stock, or the amount by which the fair market value of the common stock on the Offering Date exceeds the discounted Offering Price (that amount is typically 15% of the fair market value of the common stock on the Offering Date). Seagate Technology is not entitled to an income tax deduction with respect to such disposition. Any additional gain recognized upon the qualifying disposition will be capital gain. Under current law, the capital gain will be long-term because the common stock was held for more than one year after the Purchase Date. In general, the maximum U.S. federal income tax rate on long-term capital gains is 15%.

Generally, if the fair market value of the common stock on the date of a qualifying disposition is less than the purchase price paid for the common stock, the participant will not recognize ordinary income, and any loss recognized will be a long-term capital loss. However, if the loss arises in connection with a disqualifying disposition, the participant may still recognize as ordinary income, and be taxed on, the excess of (a) the fair market value of the common stock on the Purchase Date over (b) the purchase price paid for the common stock.

New Plan Benefits

Future issuances of shares under the ESPP to our employees and the benefits such employees will receive as a result are not determinable at this time, since participation in the ESPP is voluntary; accordingly, we have not included a table reflecting such benefits.

Through September 15, 2006 we have issued a total of 15,812,810 shares to employee participants under the ESPP.

Recommendation of the Board

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF AMENDMENT OF THE EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL 4 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED ACCOUNTING FIRM

Ernst & Young LLP served as our independent registered accounting firm for the fiscal year ended June 30, 2006. The Audit Committee has selected and appointed Ernst & Young LLP to audit the financial statements of Seagate Technology for the fiscal year ending June 29, 2007. The Board of Directors, upon the recommendation of the Audit Committee, is asking Seagate Technology’s shareholders to ratify such appointment because we value our shareholders’ views on the Company’s independent registered public accounting firm and as a matter of good corporate practice.

A representative of Ernst & Young LLP is expected to be present at the Annual General Meeting and he or she will have the opportunity to make a statement, if he or she so desires, and will be available to respond to any appropriate questions from shareholders.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT REGISTERED ACCOUNTING FIRM OF SEAGATE TECHNOLOGY.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

Attendance at Meetings by Directors

The Board of Directors met eight times during the fiscal year ended on June 30, 2006, which we refer to as fiscal year 2006, including three special meetings and an annually held strategic planning meeting. With the exception of Mr. Thompson, each of the directors who served during fiscal year 2006 attended at least 75% of the aggregate of all meetings of the Board of Directors and all meetings of the committees of the Board of Directors on which he or she served, held during fiscal year 2006.

Mr. Thompson attended 77% of all regularly scheduled Board of Directors and committee meetings, but because of significant demands on his time due to major transactional events involving Symantec Corporation, where he serves as Chairman and Chief Executive Officer, combined with the substantial number of special Board and committee meetings at Seagate Technology due to the Maxtor transaction, Mr. Thompson was unable to attend over 75% of the aggregated meetings. The number of meetings held by each committee of the Board of Directors is set forth below, under the heading “Committees of the Board of Directors.”

We have no formal policy regarding attendance by our directors at our annual general meetings. Each of our directors, except Mr. Reyes, was present at the 2005 Annual General Meeting.

The Board of Directors has reviewed the independence of each director and director nominee, and concluded that current directors Ms. Marshall, Dr. Park and Messrs. Biondi, Bradley, Davidson, Hutchins, Kiernan, Marquardt, Reyes and Thompson, and director nominee Mr. Cannon, have no material relationship with Seagate Technology or any of its subsidiaries and, therefore, are independent.

In making its determinations of independence, the Board of Directors considered the following relationships and affirmatively determined that none of the relationships is of a material nature that would preclude the directors from being deemed independent:

•	Mr. Bradley serves on the International Advisory Boards of Samsung and Oxford Analytica, and is a member of the International Council of JP Morgan Chase & Co., companies with which we do or have done business on a regular, arms-length basis.

•	Mr. Davidson and Mr. Hutchins are affiliates of Silver Lake Partners. Silver Lake Partners owns approximately 3.9% of our outstanding common shares as of September 15, 2006, and has or had during our most recent fiscal year investments in Flextronics International, Ltd., (of which Mr. Davidson serves as an independent director), Business Objects S.A., Gartner, Inc., Thomson S.A., Network General Corporation (of which Mr. Davidson serves as a director) and UGS Corp., companies which we do or have done business with on a regular, arms-length basis. The total value of the business conducted between Seagate (including our wholly-owned subsidiary Maxtor) and each of these companies during our fiscal year 2006 was less than 1% of both Seagate’s and the respective company’s consolidated gross revenues.

•	Mr. Marquardt is an independent director of Microsoft Corporation, a company with which we do business on a regular, arms-length basis.

•

Dr. Park served as CEO and Chairman of the Board of Maxtor Corporation until May 19, 2006, when Maxtor merged into MD Merger Corporation, a wholly owned subsidiary of Seagate Technology. Upon the closing of the merger, Dr. Park became a member of the Company’s Board of Directors. The Board of Directors determined that, other than serving as a member of the Company’s Board of Directors, Dr. Park has no relationships with the Company. The Board of Directors took into consideration that prior to the merger, Dr. Park served as CEO and Chairman of the Board of Maxtor. The Board concluded that the prior employment relationship with Maxtor does not create a relationship with Seagate because Dr. Park’s employment with Maxtor terminated concurrently with the close of the merger, and his appointment to our Board of Directors resulted from an arms-length negotiation between the Company and Maxtor.

•	Mr. Reyes is an independent director of LSI Logic Corp., a company with which we do business on a regular, arms-length basis.

•	Mr. Thompson is the Chairman of the Board of Directors and Chief Executive Officer of Symantec Corporation. Mr. Thompson is also an independent director of United Parcel Service, Inc. During our fiscal year 2006, we did a de minimis amount of business, on a regular, arms-length basis with Symantec Corporation, which consisted of us paying Symantec approximately $170,000 for software licenses. We also do business on a regular, arms-length basis with United Parcel Service, Inc.

•	Mr. Cannon served as a member of the Board of Directors of Maxtor Corporation until May 19, 2006, when Maxtor merged into MD Merger Corporation, a wholly owned subsidiary of Seagate Technology. Upon the closing of the merger, Mr. Cannon remained on the Board of Maxtor. The Board of Directors considered that Mr. Cannon currently serves as the President and CEO of Solectron, a company that both Seagate and Maxtor do business with on a regular, arms-length basis. The total value of the business conducted between Seagate (including our wholly-owned subsidiary Maxtor) and Solectron during our fiscal year 2006 was less than 1% of both Seagate’s and Solectron’s consolidated gross revenues.

Committees of the Board of Directors

To assist the Board of Directors in fulfilling its oversight responsibilities, the Board of Directors maintains a standing Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Strategic and Financial Transactions Committee. The functions of each are described below. The committees regularly report on their activities and actions to the full Board of Directors. Each committee has a written charter approved by the Board that is reviewed regularly by the respective committees, which may recommend appropriate changes for approval by the Board. Copies of the committee charters are available through our website at http://www.seagate.com/newsinfo/invest/governance/board_structure/index.html, or in print to any shareholder who requests them from: Investor Relations, Seagate Technology, 920 Disc Drive, Scotts Valley, California 95066. The current members of these committees are identified in the table below:

Director	Audit(1)	Compensation	Nominating and Corporate Governance	Strategic and Financial Transactions

Stephen J. Luczo				X

Frank J. Biondi, Jr.	X

William W. Bradley			X

James A. Davidson		Chair

Glenn H. Hutchins			Chair(2)	Chair(2)

Donald E. Kiernan	Chair			X

David F. Marquardt				X

Lydia M. Marshall	X		X

Gregorio Reyes		X

John W. Thompson		X

(1)	Mr. Thompson resigned from our Audit Committee on December 20, 2005. Mr. Biondi was appointed to our Audit Committee on December 20, 2005.
(2)	The Board of Directors will appoint a new member and a new Chairman to the Nominating and Corporate Governance Committee and a new Chairman to the Strategic and Financial Transactions Committee at its October 2006 meeting.

Audit Committee

The Audit Committee consists of three of our independent directors. Each of these committee members meets the independence and experience requirements for membership of the audit committee under the existing rules of the New York Stock Exchange and Rule 10A-3(b)(1) promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). Mr. Kiernan currently serves as the Chairman of the Audit Committee. The Board of Directors has determined that Mr. Kiernan is an “audit committee financial expert” for purposes of the rules of the Securities and Exchange Commission, and that Mr. Kiernan, Ms. Marshall and Mr. Biondi are, in the business judgment of the Board, “financially literate.”

Mr. Kiernan currently serves on the audit committees of three other public companies, in addition to serving on our Audit Committee. The Board of Directors has determined that Mr. Kiernan’s simultaneous service on these three other audit committees does not impair his ability to serve effectively on our Audit Committee.

The Audit Committee held nine meetings during fiscal year 2006. As described in further detail in the written charter of the Audit Committee, the Audit Committee’s duties and responsibilities are to, among other things:

•	provide assistance to the Board of Directors in fulfilling its responsibility to our shareholders, potential shareholders and the investment community with respect to its oversight of:

—	the quality and integrity of our financial statements;

—	our compliance with legal and regulatory requirements;

—	the independent registered accounting firm’s qualifications and independence; and

—	the performance of our internal audit function and our independent registered accounting firm;

•	review with management and the independent registered accounting firm, our annual audited financial statements and our quarterly financial statements, including our disclosures regarding Management’s Discussion and Analysis of Financial Condition and Results of Operation;

•	retain and terminate our independent registered accounting firm and approve all audit engagement fees and terms; approve in advance any audit and any permissible non-audit engagement or relationship with our auditors;

•	review with our independent registered accounting firm any audit problems or difficulties, any disagreement between management and the independent registered accounting firm and management’s response to any issues raised by the independent registered accounting firm;

•	oversee the monitoring of our Code of Business Conduct and Ethics; and establish procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, and for the confidential anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

•	prepare reports that the rules of the SEC require to be included in our annual proxy statements, including the report of the Audit Committee included elsewhere in this proxy statement; and

•	review and evaluate, at least annually, the performance of the Audit Committee and its members, including the compliance of the Audit Committee with its charter.

The Audit Committee operates pursuant to an Audit Committee Charter adopted by the Board of Directors, which satisfies the applicable requirements of the Sarbanes-Oxley Act of 2002 and the New York Stock Exchange. A copy of this charter is attached to this proxy statement as Appendix C. The Report of the Audit Committee for fiscal year 2006 may be found on page 25.

Compensation Committee

Our Compensation Committee is currently comprised of three of our independent directors. The Compensation Committee held six meetings during fiscal year 2006.

The Compensation Committee is responsible for, among other things:

•	discharging the responsibilities of the Board of Directors relating to the compensation of our officers;

•	producing an annual report on executive compensation for inclusion in our annual proxy statement, in accordance with applicable rules and regulations;

•	reviewing and approving corporate goals and objectives relevant to the compensation of our Chief Executive Officer and other senior officers, annually evaluating the performance of these officers in light of those goals and objectives and setting the compensation of these officers based on their evaluation;

•	making recommendations to the Board of Directors with respect to benefit plans; and

•	reviewing and evaluating, at least annually, the performance of the Compensation Committee and its members, including the compliance of the Compensation Committee with its charter.

The Report of the Compensation Committee on Executive Compensation may be found on page 27.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is comprised of three of our independent directors. The Nominating and Corporate Governance Committee held five meetings during fiscal year 2006.

The Nominating and Corporate Governance Committee is responsible for, among other things:

•	identifying individuals who are qualified to become members of the Board of Directors, and recommending that the Board of Directors select the candidates for directorships;

•	reviewing and making recommendations to the Board of Directors with respect to any shareholder proposal that relates to corporate governance, including director nomination by shareholders;

•	recommending to the Board of Directors a set of corporate governance principles applicable to Seagate Technology and overseeing the implementation of those principles;

•	establishing the criteria for selecting new directors;

•	overseeing the evaluation of the members of the Board of Directors and senior members of our management;

•	overseeing the continuity planning for the senior members of our management; and

•	reviewing and evaluating, at least annually, the performance of the Nominating and Corporate Governance Committee and its members, including the compliance of the Nominating and Corporate Governance Committee with its charter.

The Nominating and Corporate Governance Committee has not established any specific, minimum qualification standards for nominees to the Board of Directors. From time to time, the Nominating and Corporate Governance Committee may identify certain skills or attributes as being particularly desirable for specific director nominees. These skills or attributes may include, but are not limited to, strength of character, mature judgment, industry knowledge, business sophistication, career experience, relevant technical skills, financial expertise, diversity, ability to work collegially with others and the extent to which the candidate would fill a present need on the Board of Directors.

The Nominating and Corporate Governance Committee’s process for identifying and evaluating nominees for directors includes, but is not limited to, the following:

•	collection of a list of potential candidates (i) based on recommendations or referrals from directors, officers, shareholders or third parties or (ii) through the engagement of a search firm;

•	communications with members of the Board of Directors and management to identify possible nominees;

•	evaluation of (i) potential conflicts, including financial relationships, and (ii) whether the candidate would be a “special interest” or “single issue” director to an extent that would impair such director’s ability to represent the interests of all shareholders;

•	committee meetings to narrow the list of potential candidates;

•	interviews with a select group of candidates; and

•	selection of a candidate most likely to advance the best interests of Seagate Technology and its shareholders.

Based on its annual evaluation of the performance of the current directors in fiscal year 2006, the Nominating and Corporate Governance Committee determined to recommend each of the nominees for director named in Proposal 1 for election at the Annual General Meeting.

The Nominating and Corporate Governance Committee retained a third party search firm to assist the Committee members in identifying and evaluating potential nominees for the Board during fiscal year 2006. The Committee will consider candidates for director suggested by our shareholders, provided that the recommendations are made in accordance with the procedures required by our Third Amended and Restated Memorandum and Articles of Association and described in this Proxy Statement under the heading “Submission of Future Shareholder Proposals and Nominations.” Shareholder nominees whose nominations comply with these procedures and who meet the criteria outlined above will be evaluated by the Nominating and Corporate Governance Committee in the same manner as the Committees nominees. The Nominating and Corporate Governance Committee has not received any nominations from shareholders for this Annual General Meeting.

Strategic and Financial Transactions Committee

Our Strategic and Financial Transactions Committee is currently comprised of four of our directors.

The Strategic and Financial Transactions Committee held two meetings during fiscal year 2006. The Strategic and Financial Transactions Committee is responsible for, among other things:

•	reviewing, evaluating and authorizing our management to enter into any potential strategic or financial transactions in amounts of more than $25 million and up to $100 million individually (transactions of $25 million or less being within the Chief Executive Officer’s discretion) that we may have the opportunity to participate in from time to time;

•	reviewing similar transactions in excess of $100 million, and making a recommendation to the full Board of Directors with respect to those transactions;

•	reviewing the strategic planning process of the Company and reviewing, on an annual basis, the organization of the Company;

•	reporting regularly to the Board of Directors with respect to those transactions reviewed by the committee; and

•	reviewing and evaluating, at least annually, the performance of the Strategic and Financial Transactions Committee and its members, including the compliance of the Strategic and Financial Transactions Committee with its charter.

Executive Sessions of the Non-Management Directors

Our non-management directors meet without management present each time the full Board of Directors convenes for a regularly scheduled meeting. If the Board of Directors convenes a special meeting, the non-management directors will meet in executive session if circumstances warrant. The presiding director at the executive sessions is the Lead Non-Management Director, the Chairman of the Nominating and Corporate Governance Committee, currently Mr. Hutchins. The Board of Directors will appoint a new Lead Non-Management Director at its October 2006 meeting. At least one executive session per year will be attended by only our directors who are independent under the NYSE and SEC requirements and the presiding director at each such session, if not the Chairman of the Nominating and Corporate Governance Committee, shall be elected by the directors in attendance at such sessions.

Shareholder Communications with the Board of Directors

The annual general meeting of shareholders provides an opportunity each year for the shareholders to ask questions of, or otherwise communicate directly with, members of the Board of Directors on matters relevant to Seagate Technology. In addition, shareholders and other interested parties may communicate with any or all of Seagate’s directors, including the Lead Non-Management director and/or the non-management or independent directors as a group, by transmitting correspondence by mail or by facsimile as follows:

Board of Directors (or named Director)

c/o Corporate Secretary

920 Disc Drive

Scotts Valley, CA 95066

Fax: (831) 438-6675

The Corporate Secretary shall transmit as soon as practicable such communications to the identified director addressee(s), unless there are legal or other considerations that mitigate against further transmission of the communication, as determined by the Corporate Secretary. The Board of Directors or individual directors so addressed shall be advised of any communication withheld for legal or other considerations as soon as practicable. The Corporate Secretary shall promptly relay all communications to directors absent safety or security issues.

Compensation of Directors

Each non-management director is granted options to purchase up to 100,000 of our common shares at fair market value as of the date of grant, upon his or her joining the Board of Directors; provided, however, that if the new director was, prior to the commencement of board service, an officer or member of the board of an entity the stock, assets and/or business of which has been acquired by Seagate Technology, the number of shares of the initial grant shall be determined by the existing members of the Board of Directors, but shall not exceed 100,000 shares. These options vest over a period of four years from the date of grant. Upon re-election to the Board of Directors each year, each non-management director who has been a director for at least six months prior to his or her re-election is granted options to purchase 25,000 of our common shares at fair market value as of the date of grant. These options will vest over a period of four years from the date of grant. Each of our non-management directors also receives annual cash compensation of $50,000 (payable in equal quarterly installments). For fiscal year 2006, Dr. Park, who joined the Board of Directors from Maxtor, received options to purchase 25,000 of our common shares.

Effective December 20, 2005, members of the committees are compensated with an annual retainer in lieu of per meeting payments. Such committee membership retainers will be paid in addition to the annual board retainer each board member receives. Board members serving as either a Chairman of the Compensation Committee or Chairman of the Nominating and Corporate Governance Committee will receive an annual cash retainer of $15,000. Board members serving as members of the Audit Committee will each receive an annual cash retainer of $25,000. Board members serving as members of either the Compensation Committee or the Nominating and Corporate Governance Committee will each receive an annual cash retainer of $10,000. In addition, the Chairman of the Audit Committee (currently Mr. Kiernan) receives an additional annual cash retainer of $50,000 (payable in equal quarterly installments).

Management directors receive no additional compensation for their services as a director. All members of our Board of Directors are reimbursed for their reasonable out-of-pocket travel expenses incurred in attending meetings of the Board of Directors and its committees; no additional compensation is provided for attendance at board or committee meetings. These provisions are subject to change by our Board of Directors.

Pursuant to his Amended and Restated Employment Agreement with Seagate Technology dated July 3, 2004 (and included as Exhibit 10.2(b) to our Annual Report on Form 10-K filed August 10, 2004) (the “Luczo Employment Agreement”), Mr. Luczo serves as the executive Chairman of our Board of Directors and, in such capacity, is treated as an employee of Seagate Technology. Pursuant to the Luczo Employment Agreement, Mr. Luczo is entitled to receive from Seagate Technology an annual base salary of $1.00. In addition, for fiscal year 2006, Mr. Luczo received a cash incentive bonus of $250,000, coverage for himself and his eligible dependents under our group health plan, corporate office space and administrative support.

Code of Business Conduct and Ethics

The Board of Directors has adopted a Code of Business Conduct and Ethics that is applicable to all of our directors, officers and employees, including our Chief Executive Officer, Chief Financial Officer, and principal accounting officer. Our Code of Business Conduct and Ethics is available through our website at www.seagate.com, or in print to any shareholder who requests it from: Investor Relations, Seagate Technology, 920 Disc Drive, Scotts Valley, California 95066.

Corporate Governance Guidelines

We are committed to using sound corporate governance practices to help fulfill our responsibilities to our shareholders. As such, the Board of Directors has adopted formal corporate governance guidelines to clarify how it exercises its responsibilities. A copy of the corporate governance guidelines may be found on our website at http://www.seagate.com/newsinfo/invest/governance/index.html, or will be provided in writing to any shareholder who requests it from: Investor Relations, Seagate Technology, 920 Disc Drive, Scotts Valley, California, 95066.

REPORT OF THE AUDIT COMMITTEE

Our management is responsible for preparing and presenting our financial statements, and our independent registered accounting firm, Ernst & Young LLP, is responsible for performing an independent audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board. One of the Audit Committee responsibilities is to monitor and oversee these processes. In connection with the preparation of the financial statements as of and for the fiscal year ended June 30, 2006, the Audit Committee performed the following tasks:

(1) reviewed and discussed the audited financial statements for fiscal year 2006 with management and with Ernst & Young LLP;

(2) reviewed and discussed with management its assessment and report on the effectiveness of our internal control over financial reporting as of June 30, 2006, which it made using the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission in Internal Control-Integrated Framework;

(3) reviewed and discussed with Ernst & Young LLP its attestation report on management’s assessment of internal control over financial reporting and its review and report on our internal control over financial reporting. We published these reports in our Annual Report on Form 10-K for the fiscal year ended June 30, 2006;

(4) discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61 “Communication with Audit Committees”, including Ernst & Young LLP’s judgment about the quality, in addition to the acceptability, of our accounting principles and underlying estimates in our financial statements; and

(5) received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 “Independence Discussions with Audit Committees”, and discussed with the independent accountants their independence from management and from us.

Based upon these reviews and discussions, the Audit Committee recommended, and the Board of Directors approved, that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2006 for filing with the SEC.

Respectfully submitted,

THE AUDIT COMMITTEE

Donald E. Kiernan, Chairman

Frank J. Biondi, Jr.

Lydia M. Marshall

INFORMATION ABOUT THE INDEPENDENT REGISTERED ACCOUNTING FIRM

Fees Paid to Independent Registered Accounting Firm

The aggregate fees paid or accrued by us for professional services provided by Ernst & Young LLP in fiscal years 2006 and 2005 are set forth below.

	Fiscal Year
	2006	2005
	(in thousands)
Audit Fees	$7,654	$4,336
Audit-Related Fees	782	199
Tax Fees	1,339	3,468
All Other Fees	8	6

Total	$9,783	$8,009

Audit Fees.    This category includes the audit of our internal controls and related compliance required under Section 404 of the Sarbanes-Oxley Act of 2002, the audit of our consolidated financial statements included in our annual report on Form 10-K, the review of financial statements included in our quarterly reports on Form 10-Q and services that are normally provided by the independent registered accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years. These fees are significantly higher in fiscal year 2006 compared to fiscal year 2005 due to audit activities related to the Maxtor acquisition.

Audit-Related Fees.    This category consists of assurance and related services provided by Ernst & Young LLP that were reasonably related to the performance of the audit or review of our financial statements and which are not reported above under “Audit Fees”. The services corresponding to the fees disclosed under this category include: for fiscal year 2006, due diligence procedures relating to the Maxtor transaction. For fiscal years 2006 and 2005, this category includes: benefit plan, pension plan and grant audits and advice on accounting matters that arose during those years in connection with the preparation of our financial statements.

Tax Fees.    This category consists of professional services provided by Ernst & Young LLP for tax services, including tax compliance, tax advice and expatriate tax services.

All Other Fees.    This category primarily consists of fees for the use of Ernst & Young LLP’s online accounting research tool for fiscal years 2006 and 2005.

In fiscal years 2006 and 2005, all audit, audit related, tax and all other fees were pre-approved by the Audit Committee. Under the SEC rules, subject to certain permitted de minimis criteria, pre-approval is required for all professional services rendered by the Company’s principal accountant for all services rendered on or after May 6, 2003. We are in compliance with these SEC rules.

In making its recommendation to ratify the appointment of Ernst & Young LLP as our independent registered accounting firm for the fiscal year ending June 29, 2007, the Audit Committee considered whether the services provided to us by Ernst & Young LLP are compatible with maintaining the independence of Ernst & Young LLP from us. The Audit Committee has determined that the provision of these services by Ernst & Young LLP is compatible with maintaining that independence.

Pre-Approval of Services by Independent Registered Accounting Firm

The Audit Committee charter requires the committee to pre-approve any audit or permitted non-audit services to be provided to us by our independent registered accounting firm, Ernst & Young, LLP, in advance of such services being provided to us. The process for such pre-approval provides that the Audit Committee pre-approve all audit, audit-related, tax and other permissible non-audit services provided by our independent registered accounting firm on an annual basis, and additional services as needed. The Chairman of the Audit Committee has the delegated authority from the Audit Committee to pre-approve audit or permitted non-audit services where the Company deems it necessary or advisable that such services commence prior to the next regularly scheduled Audit Committee meeting (provided that the Audit Committee Chairman must report to the full Audit Committee on any pre-approval determinations).

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors reviews and approves the remuneration for our executive officers. The following is the report of the Compensation Committee describing the remuneration policies applicable to our executive officers, including our Chief Executive Officer, and the decisions made by the Compensation Committee with respect to the remuneration paid to our executive officers for the fiscal year ended June 30, 2006.

Basis for Executive Compensation

Our executive remuneration is designed (i) to provide competitive levels of overall remuneration in order to attract and retain high performing qualified executives, (ii) to motivate executive officers to achieve our business objectives, (iii) to reward executive officers for their achievements on behalf of Seagate Technology, and (iv) to align executive remuneration with long-term increases in shareholder value. To support these goals, the Compensation Committee and the Board of Directors have established an executive remuneration program primarily consisting of three integrated components: base salary, performance-based awards, and long term incentives. The Compensation Committee’s decisions concerning the specific compensation elements for individual executive officers, including the Chief Executive Officer, for the fiscal year ended June 30, 2006, were made within this framework. In addition, from time to time, the Compensation Committee engages the services of outside consultants to review our Executive Compensation practices against the industry practices benchmarks and trends. The Compensation Committee employed outside consultants to provide guidance with respect to its compensation decisions during or regarding fiscal year 2006.

Base Salary.    Base salary is paid for ongoing performance throughout the year. The base salary component of each executive’s total remuneration, including the base salary of our Chief Executive Officer, is designed to be competitive and fall within approximately the 75th percentile for similar companies in terms of industry group, technology, complexity and company size based on revenue.

The Compensation Committee, on behalf of the Board of Directors, exercises its discretion in determining individual salary amounts for executive officers and does not apply any specific formula. The Compensation Committee relies on extensive competitive analyses, including three published national pay surveys and proxy statement pay comparisons for similar companies in the comparative category as described above. Several of the companies on which the Compensation Committee focused as comparisons for this purpose are also companies that are included in the Dow Jones US Computers Index, which index is used in the Performance Graph included in this proxy statement. Generally, our executive officers’ salaries, including the Chief Executive Officer’s, are reviewed on an annual basis; however, salary action is taken only when indicated by market data or individual performance.

Performance-Based Awards.    All of our executive officers, including the Chief Executive Officer, participate in our annual incentive bonus plan, which we refer to as the Executive Bonus Plan. Awards under the Executive Bonus Plan are intended to reflect the Compensation Committee’s belief that a significant portion of the annual remuneration of each executive officer should be contingent upon the financial performance and the achievement of key goals of Seagate Technology, as well as the individual contribution of each executive officer. The objective in granting awards under the Executive Bonus Plan is to create a performance-based means of compensation that, when combined with their base salaries, will provide executive officers with total annual remuneration in the upper quartile of the competitive market if the specified performance goals are met or exceeded.

The Executive Bonus Plan is funded based on our achievement of certain financial goals. If our financial goals are met or exceeded, individual executive officers may receive payments under the Executive Bonus Plan, determined by comparing our performance against pre-determined financial goals, and assessing whether each executive has attained his or her pre-determined individual goals. However, the Board of Directors, or its authorized committee, retains the authority under the Executive Bonus Plan to pay a different cash bonus than the amount calculated solely by comparing Seagate Technology’s and the individual executive’s performance to the pre-determined goals.

For the fiscal year ended June 30, 2006, the sole criterion established by the Compensation Committee to determine the primary funding level of the Executive Bonus Plan was the achievement by Seagate Technology of a level of earnings per share (EPS) established by the Compensation Committee. The funding level could be increased by an additional 10% if Seagate Technology achieved certain corporate quality goals relating to minimizing defective parts and product returns. The funded amount was allocated among eligible participants based upon their base salary and their target bonus expressed as a percentage of base salary. Participants hired during the year were eligible for a bonus based on a prorated base salary. Discretion may be used to decrease the bonus amount paid under the Executive Bonus Plan from target based on how successful each participant was in achieving the individual goals assigned. The Committee also retains the general discretion to pay bonuses outside of the Executive Bonus Plan. Based on the achievements of Seagate Technology, the Committee authorized the payment of performance-based awards for the fiscal year ended June 30, 2006 in the following amounts:

Executive and Position	Bonus
William D. Watkins, Chief Executive Officer	$3,000,000
David A. Wickersham, President and Chief Operating Officer	$2,000,000
Charles C. Pope, Executive Vice President, Finance and Chief Financial Officer	$1,750,008
Brian S. Dexheimer, Executive Vice President and Chief Sales & Marketing Officer	$1,500,045
William L. Hudson, Executive Vice President, General Counsel and Corporate Secretary	$1,000,000

Stock Options and Restricted Share Awards.    The Compensation Committee believes that the grant of stock options or restricted shares to executive officers creates a direct link between executive remuneration and long-term increases in shareholder value. The Compensation Committee believes that stock option and restricted share grants provide incentives that focus the executive officers’ attention on managing Seagate Technology from the perspective of an owner with an equity stake in the business. Options and restricted shares are subject to periodic vesting provisions to encourage executive officers to remain employed with Seagate Technology. The Compensation Committee has established option grant guidelines to be used to determine the size and timing of the option grants for executive officers other than the Chief Executive Officer. Awards for the Chief Executive Officer are made at the discretion of the Board of Directors and the Compensation Committee. The guidelines take into account option grant values for similar positions at comparison companies. In addition to the guidelines, and in the case of awards to the Chief Executive Officer, the Compensation Committee considers the executive’s contributions to Seagate Technology’s success, past option grant history, the number of unvested options held by the executive, the Compensation Committee’s judgment with respect to the individual’s impact on shareholder value and the need for a retention incentive. Stock options are granted only when the Compensation Committee determines they are warranted. As a result of recent changes to financial accounting rules first applicable to us in fiscal year 2006 and an analysis of the equity compensation practices of similar companies, the Compensation Committee has determined that awards granted to executive officers in fiscal year 2006 and future periods will be composed of a mix of stock options and restricted share awards, and will generally be subject to vesting over a four or five year period. For fiscal year 2006, both stock option grants and restricted share awards were granted to executive officers under these guidelines.

Basis for Chief Executive Officer Compensation

The compensation package for Mr. Watkins, our Chief Executive Officer in the fiscal year ended June 30, 2006, included his base salary and the cash bonus payment referred to above, as well as a grant of options and a grant of restricted shares. Details regarding the compensation paid to Mr. Watkins are set forth in the section of this proxy statement entitled “Compensation of Named Executive Officers.” The Compensation Committee considers the total remuneration provided to the Chief Executive Officer in fiscal year 2006 appropriate, based on his role in leading us in an extremely challenging global economic environment, in further establishing our position as a leader in the industry, in developing and retaining a high performing and cohesive management team, and in strengthening our customer relationships. In addition to the approved financial goals described in the section of this proxy statement entitled “Basis for Executive Compensation,” the Chief Executive Officer is held accountable for achievement of the Board of Directors’ approved corporate metrics.

Impact of Section 162(m) of the Internal Revenue Code

In general, it is our policy to qualify our executives’ compensation for deductibility under applicable tax laws to the greatest extent possible. The Compensation Committee has considered the potential impact of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), on the compensation paid to our executive officers. In general, Section 162(m) disallows a tax deduction for any publicly held corporation or its subsidiaries for individual compensation exceeding $1 million in any taxable year paid to the Chief Executive Officer or any of the other four highest compensated officers on the last day of the fiscal year (for fiscal year 2006, the last day was June 30, 2006), unless compensation is considered “performance-based” under the Code. We believe that amounts realized from options granted under our 2001 Share Option Plan (except for options granted after October 27, 2004) are exempt from Section 162(m) under a transition rule applicable for up to three years after our initial public offering in December 2002. In addition, the Executive Bonus Plan and the 2004 Stock Compensation Plan both have been approved by shareholders and administered by the Compensation Committee in a way that qualifies the compensation paid under those plans as “performance-based,” meaning that the deductibility limitation of Section 162(m) will not apply to such compensation. On the other hand, any cash bonus payment made outside of the Executive Bonus Plan will be subject to the deductibility limitation of Section 162(m).

In approving the amount and form of compensation for our executive officers, the Compensation Committee will continue to consider all elements of the cost to us of providing such compensation, including the potential impact of Section 162(m).

Respectfully submitted,

THE COMPENSATION COMMITTEE

James A. Davidson, Chairman

Gregorio Reyes

John W. Thompson

COMPENSATION OF EXECUTIVE OFFICERS

Compensation of Named Executive Officers

The following table sets forth information regarding compensation paid by us for services rendered during the past three fiscal years for our Chief Executive Officer and for each of our four other most highly compensated executive officers who were serving as executive officers at the end of fiscal year 2006. We collectively refer to these five persons as the “named executive officers.”

Summary Compensation Table

		Annual Compensation		Long-Term Compensation
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Restricted Share Awards ($)(1)	Number of securities underlying options granted (#)(2)	All Other Compensation ($)(3)
William D. Watkins(4) Chief Executive Officer	2006 2005 2004	1,000,002 1,000,002 997,888	3,000,000 3,000,000 —	2,856,000 — —	600,000 — —	3,602 3,076 3,076

David A. Wickersham(4) President and Chief Operating Officer	2006 2005 2004	701,930 600,018 525,397	2,000,000 2,000,000 —	1,428,000 — —	200,000 — —	4,491 4,181 4,077

Charles C. Pope Executive Vice President, Finance and Chief Financial Officer	2006 2005 2004	700,003 700,003 692,120	1,750,008 1,750,000 —	1,428,000 — —	200,000 200,000 1,000,000	4,670 4,336 4,223

Brian S. Dexheimer Executive Vice President and Chief Sales & Marketing Officer	2006 2005 2004	581,555 500,011 509,627	1,500,045 1,250,000 —	1,428,000 — —	200,000 — —	24,170 113,452 120,067

William L. Hudson Executive Vice President, General Counsel and Corporate Secretary	2006 2005 2004	486,164 425,006 433,180	1,000,000 850,000 —	999,600 — —	150,000 — —	3,602 3,076 3,076

(1)	During fiscal year 2006, all restricted shares to our Named Executive Officers were issued on October 24, 2005. The fair market value of our common shares on that date was $14.28. Based on our closing share price of $22.59 on June 30, 2006, the last day of our fiscal year, the restricted shares issued to Messrs. Watkins, Wickersham, Pope, Dexheimer and Hudson had values on such date of $4,518,000, $2,259,000, $2,259,000, $2,259,000 and $1,581,300, respectively. Each grant of restricted shares reported above will vest 25% annually commencing October 24, 2006. These restricted shares are eligible to receive dividends paid on our common shares.
(2)	During fiscal year 2006, options to purchase 600,000 of our common shares were granted to Mr. Watkins on September 27, 2005, options to purchase 200,000 of our common shares were granted to each of Messrs. Wickersham, Pope and Dexheimer on September 27, 2005 and options to purchase 150,000 shares were granted to Mr. Hudson on September 27, 2005. Of these options, 25% vested on September 27, 2006 and the remaining options vest proportionately over the 36 months commencing October 27, 2006. During fiscal year 2005, options to purchase 200,000 common shares were granted to Mr. Pope on September 16, 2004. Of these options, 40,000 vested on September 16, 2005 and the remaining 160,000 options vest proportionally over the 48 months commencing October 16, 2005. During fiscal year 2004, options to purchase 1,000,000 of our common shares were granted to Mr. Pope on August 6, 2003. Of these options, 200,000 vested on August 6, 2004 and the remaining 800,000 options vest proportionately over the 48 months commencing September 6, 2004.
(3)

The amounts in this column for fiscal year 2006 include a $2,500 contribution by us to the 401(k) account of each named executive officer and a premium payment toward a term life insurance policy of $73 for each of Messrs. Wickersham, Pope and Dexheimer and $1,102 for each of Messrs. Watkins and Hudson. In addition, the amount listed for:

(a) Mr. Wickersham includes a $1,918 premium payment toward a universal life insurance policy; (b) Mr. Pope includes a $2,097 premium payment toward a universal life insurance policy; and (c) Mr. Dexheimer includes a $1,597 premium payment toward a universal life insurance policy and forgiveness of $20,000 of interest due on a promissory note, pursuant to its terms, as set forth in more detail under the heading “Certain Relationships and Related Transactions—Transactions Involving Our Management” on page 40. The amounts in this column for fiscal year 2005 include a $2,500 contribution by us to the 401(k) account of each named executive officer and a premium payment toward a term life insurance policy of $58 for each of Messrs. Wickersham, Pope and Dexheimer and $576 for each of Messrs. Watkins and Hudson. In addition, the amount listed for: (a) Mr. Wickersham includes a $1,623 premium payment toward a universal life insurance policy; (b) Mr. Pope includes a $1,778 premium payment toward a universal life insurance policy; and (c) Mr. Dexheimer includes a $894 premium payment toward a universal life insurance policy and forgiveness of an aggregate of $110,000 of principal and interest due on a promissory note, pursuant to its terms. The amounts in this column for fiscal year 2004 include a $2,500 contribution by us to the 401(k) account of each named executive officer and a premium payment toward a term life insurance policy of $58 for each of Messrs. Wickersham, Pope and Dexheimer and $576 for each of Messrs. Watkins and Hudson. In addition, the amount listed for: (a) Mr. Wickersham includes a $1,519 premium payment toward a universal life insurance policy; (b) Mr. Pope includes a $1,665 premium payment toward a universal life insurance policy; and (c) Mr. Dexheimer includes a $843 premium payment toward a universal life insurance policy and forgiveness of an aggregate of $116,666 of principal and interest due on a promissory note, pursuant to its terms.

(4)	On September 8, 2006, Mr. Wickersham was promoted to the position of President and Chief Operating Officer. In connection with Mr. Wickersham’s appointment as President and Chief Operating Officer, Mr. Watkins relinquished the title of President.

Option Grants in Fiscal Year 2006

The following table sets forth certain information concerning options to purchase our common shares that were granted to the named executive officers between July 2, 2005 and June 30, 2006.

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation For Option Term(3)
	Number of Securities Underlying Options Granted (#)(1)	Percent of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/Share)(2)	Expiration Date
Name					5% ($)	10% ($)
William D. Watkins	600,000	2.92%	$15.065	9/27/2012	$3,646,010	$8,528,685
David A. Wickersham	200,000.97%		$15.065	9/27/2012	$1,215,337	$2,842,895
Charles C. Pope	200,000.97%		$15.065	9/27/2012	$1,215,337	$2,842,895
Brian S. Dexheimer	200,000.97%		$15.065	9/27/2012	$1,215,337	$2,842,895
William L. Hudson	150,000.73%		$15.065	9/27/2012	$911,503	$2,132,171

(1)	Of these options granted in fiscal year 2006, 25% vested on September 27, 2006 and the remaining options vest proportionately over the 36 months commencing October 27, 2006.
(2)	On the date of grant, our Board of Directors determined the fair market value of one of our common shares as determined pursuant to our 2004 Stock Compensation Plan under which such options are granted. Generally, the fair market value is equal to the mean of the high and low selling prices of one of our common shares as reported on the date of determination on the New York Stock Exchange.
(3)	Potential gains are net of exercise price but before taxes associated with exercise. These amounts represent certain assumed rates for appreciation only, based on SEC rules, and do not represent our estimate or projection of the price of our common shares in the future. Actual gains, if any, on stock option exercises depend upon the actual future performance of the common shares and the continued employment of the option holders throughout the vesting period. Accordingly, the potential realizable values set forth in this table may not be achieved.

Aggregate Option Exercises in Fiscal Year 2006 and Option Values as at Fiscal Year-End 2006

The following table sets forth information regarding the number of shares acquired and value realized for options exercised by the named executive officers during the fiscal year ended June 30, 2006 and the number and aggregate dollar value of unexercised options held at the end of fiscal year 2006.

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised in-the-Money Options at Fiscal Year-End(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
William D. Watkins	420,000	$8,391,408	412,174	1,550,000	$5,990,949	$18,422,250
David A. Wickersham	180,000	$3,710,775	736,213	533,352	$10,389,368	$6,021,584
Charles C. Pope	200,000	$4,804,640	673,064	763,350	$2,140,761	$3,304,088
Brian S. Dexheimer	145,413	$2,501,174	526,648	533,352	$7,083,416	$6,021,584
William L. Hudson	150,000	$1,496,000	145,824	316,678	$1,961,333	$3,395,292

(1)	For all unexercised in-the-money options, the values are based upon the fair market value of common shares at June 30, 2006 of $22.755 per share, which was the average of the high and low trading price of our common shares on the New York Stock Exchange on that date.

Employment Agreements and Other Agreements

2001 Employment Agreements.    Each of Messrs. Watkins, Wickersham, Pope, Dexheimer, Hudson and a number of other senior executives is party to an employment agreement with our indirect subsidiary, Seagate Technology (US) Holdings, Inc., entered into in February 2001 (the “2001 Employment Agreements”). Each of these agreements relates to the employment of the named executive officers on our behalf and has a three-year term that commenced on November 22, 2000, subject to automatic, successive one year renewals after that first term.

These executives are also entitled to participate in our employee benefits programs. These programs include health, life and disability insurance and retirement and fringe benefits.

Under the 2001 Employment Agreements, in the event an executive’s employment is terminated by us without cause or by the executive with good reason, as each term is defined in the employment agreements, the executive will receive, subject to compliance with the restrictive covenants described below, the following:

•	continued payment of base salary and target bonus; and

•	continued participation in our health, dental and life insurance programs,

for a specified period following the termination of his employment. Messrs. Watkins, Wickersham, Pope, Dexheimer and Hudson will receive these severance benefits for one year following the termination of their employment.

Under the 2001 Employment Agreements, the executives are subject to customary confidentiality, nondisclosure, noncompete and nonsolicitation covenants during the term of employment and for the period in which the executive would receive severance in the event that the executive’s employment is terminated.

The base salaries and cash bonuses of our named executive officers have been adjusted from time to time since they entered into the 2001 Employment Agreements. We list below a chart showing the named executive officers’ current base salaries and target bonuses, set by the Compensation Committee for fiscal year 2007 if specified performance goals are met.

Executive	Base Salary	Target Bonus
William D. Watkins	$1,000,000	150% of Base Salary
David A. Wickersham	$725,000	125% of Base Salary
Charles C. Pope	$700,000	125% of Base Salary
Brian S. Dexheimer	$600,000	125% of Base Salary
William L. Hudson	$500,000	100% of Base Salary

An executive may elect to defer the payment of all or a portion of his bonus.

Compensation Committee Interlocks and Insider Participation

The members of our Compensation Committee during fiscal year 2006 were Messrs. Davidson, Reyes and Thompson. None of these individuals were officers or employees of Seagate Technology or any of its subsidiaries, at any time during the fiscal year ended June 30, 2006, nor have any of these individuals ever been officers of Seagate Technology or any of its subsidiaries. No executive officers of Seagate Technology served on the compensation committee of any other entity, or as a director of an entity, that employs any of the members of the Compensation Committee during fiscal year 2006.

Mr. Davidson is a managing director of Silver Lake Partners, affiliates of which are parties to a shareholders’ agreement with Seagate Technology. This agreement is described in more detail under the heading “Certain Relationships and Related Transactions” on page 39.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth, for each of Seagate Technology’s existing equity compensation plans, the number of common shares issuable upon exercise of outstanding options, warrants and rights, the weighted-average exercise price of the outstanding options, warrants and rights and the number of common shares remaining available for issuance under such plans as of the end of fiscal year 2006.

	(a)		(b)		(c)
Equity Compensation Plan	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights		Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding securities reflected in column (a))
Plans Approved by Shareholders	64,996,419	(1)	$12.32	(2)	13,095,614	(3)
Plans Not Approved by Shareholders	6,893,139	(4)	$16.28	(5)	—

Total	71,889,558		$12.71		13,095,614

(1)	This number includes 44,472,457 common shares that were subject to issuance upon the exercise of stock options granted under our 2001 Share Option Plan, 18,802,093 common shares that were subject to issuance upon the exercise of stock options granted under the Seagate Technology 2004 Stock Compensation Plan, and 1,721,869 common shares that were purchased under our Employee Stock Purchase Plan (the “ESPP”) on July 31, 2006, the purchase date for the purchase period that was in progress as of June 30, 2006. A maximum of 2,500,000 common shares were available for purchase under our ESPP in that purchase period.
(2)	This value is calculated based only on the exercise price of options outstanding under the 2001 Share Option Plan and the Seagate Technology 2004 Stock Compensation Plan. The exercise price for the rights awarded under the ESPP in the purchase period in progress on June 30, 2006 could not be determined as of June 30, 2006. On July 31, 2006, the purchase date for that purchase period, the exercise price for the common shares issued upon the exercise of outstanding rights pursuant to the ESPP was $16.45 per share.
(3)	This number includes 210,517 common shares available for future issuance under our 2001 Share Option Plan, 8,697,907 common shares available for future issuance under the Seagate Technology 2004 Stock Compensation Plan and at least 4,187,190 common shares available for issuance under our ESPP. As described in Proposal 2, the Board of Directors is proposing that shareholders approve an amendment to the Seagate Technology 2004 Stock Compensation Plan to increase the number of common shares eligible for issuance by an amount of 36,000,000 shares. If Proposal 2 is approved by shareholders, 44,697,907 of our common shares will be available for future issuance under that plan, in addition to those shares available for future issuance under the 2001 Share Option Plan. In this event, a total of 44,908,424 of our common shares will be available for issuance under those plans. In addition, as described in proposal 3, the Board of Directors is proposing that shareholders approve an amendment to the ESPP to increase the issuable common shares available for purchase under the ESPP in the amount of 10,000,000 shares.
(4)	This number includes 1,475,564 common shares that were subject to issuance under Maxtor’s 2005 Plan, 5,030,108 common shares that were subject to issuance under Maxtor’s 1996 Plan and 387,467 common shares that were subject to issuance under Maxtor’s Mgr Plan.
(5)	This value is calculated based on the exercise price of options outstanding under the Maxtor 2005 Plan, Maxtor 1996 Plan and Maxtor Mgr Plan.

PERFORMANCE GRAPH

The performance graph below shows the cumulative total shareholder return on our common shares for the period starting on December 11, 2002, which was the initial trading date of the common shares, to June 30, 2006. This is compared with the cumulative total return of the Dow Jones US Computers Index and the Standard & Poor’s 500 Stock Index over the same period. The graph assumes that on December 11, 2002, $100 was invested in our common shares and $100 was invested in each of the other two indices, with dividends reinvested on the date of payment without payment of any commissions. Dollar amounts in the graph are rounded to the nearest whole dollar. The performance shown in the graph represents past performance and should not be considered an indication of future performance.

Comparison of Cumulative Total Return(1)(2)

(1)	The graph is based on the closing price per common share of $11.50 on December 11, 2002, the initial trading date of the common shares.
(2)	Seagate Technology operates on a 52 or 53 week fiscal year which ends on the Friday closest to June 30. Accordingly, the last trading day of Seagate Technology’s fiscal year may vary. Fiscal year 2004 was 53 weeks long and ended on July 2, 2004. Fiscal year 2005 was 52 weeks long and ended on July 1, 2005. Fiscal year 2006 was 52 weeks long and ended on June 30, 2006.

	12/11/02	6/27/03	1/2/04	7/2/04	12/31/04	7/1/05	12/30/05	6/30/06
Seagate Technology	$100	$159.03	$169.53	$125.81	$154.46	$156.44	$181.98	$207.36
Dow Jones US Computers	$100	$113.19	$126.26	$120.26	$147.20	$142.58	$154.08	$145.52
S&P 500	$100	$109.03	$124.93	$127.88	$138.96	$138.20	$145.79	$149.73

SECURITY OWNERSHIP OF DIRECTORS, DIRECTOR NOMINEES, EXECUTIVE OFFICERS

AND CERTAIN BENEFICIAL OWNERS

The following table sets forth information regarding the beneficial ownership of our outstanding common shares on September 15, 2006 by (1) each person who is known by us to own beneficially more than 5% of our outstanding voting power, (2) each director, director nominee, and named executive officer, and (3) all of our directors, director nominees and executive officers as a group. To our knowledge, unless it is otherwise stated in the footnotes, each person listed below has sole voting and investment power with respect to his or her shares beneficially owned. For purposes of the tables below, a person or group of persons is deemed to have “beneficial ownership” of any shares that such person has the right to acquire within 60 days after September 15, 2006. For purposes of computing the percentage of outstanding common shares held by each person or group of persons, any shares that such person or group has the right to acquire within 60 days after September 15, 2006 are deemed to be outstanding, but they are not included as outstanding for the purpose of computing the percentage ownership of any other person or group.

Name and Address of Beneficial Owner	Number of Common Shares Beneficially Owned		Percentage of Class Beneficially Owned(1)
5% Holders:
Affiliates of FMR Corp.	70,318,450	(2)	12.14%
82 Devonshire Street Boston, Massachusetts 02109
Affiliates of Franklin Resources, Inc.	33,310,415	(3)	5.75%
One Franklin Parkway San Mateo, CA 94403-1906
Affiliates of Legg Mason, Inc.	31,746,993	(4)	5.48%
100 Light Street Baltimore, Maryland 21202
Directors, director nominees and named executive officers:
William D. Watkins(5)	3,201,744	(6)	*
David A. Wickersham(5)	1,621,489	(7)	*
Charles C. Pope(5)	1,165,233	(8)	*
Brian S. Dexheimer(5)	1,608,722	(9)	*
William L. Hudson(5)	1,288,349	(10)	*
Stephen J. Luczo(5)	7,673,222	(11)	1.32%
Frank J. Biondi, Jr.(5)	—		*
William W. Bradley(5)	102,081	(12)	*
Michael R. Cannon(5)	669,408	(13)	*
James A. Davidson	23,098,578	(14)	3.99%
Glenn H. Hutchins	23,098,578	(14)	3.99%
Donald E. Kiernan(5)	124,997	(15)	*
David F. Marquardt	6,934,637	(16)	1.20%
Lydia M. Marshall(5)	81,248	(17)	*
C.S. Park(5)	299,213	(18)	*
Gregorio Reyes(5)	75,085	(19)	*
John W. Thompson(5)	199,408	(20)	*
All directors, director nominees and executive officers as a group (24 persons)	52,138,151	(21)	9.00%

*	Less than 1% of Seagate Technology’s common shares outstanding.

(1)

Percentage of class beneficially owned is based on 579,167,114 common shares outstanding as of September 15, 2006, together with applicable options to purchase common shares for each shareholder exercisable on September 15, 2006 or within 60 days thereafter. Each common share is entitled to one vote. We have determined beneficial ownership in accordance with the rules of the SEC based on factors, including voting and investment power, with respect to shares subject to applicable community property laws. Common shares issuable upon the exercise of options currently exercisable or exercisable within 60 days after September 15, 2006 are deemed outstanding for computing the percentage ownership of the person holding the options, but are not deemed outstanding for computing the percentage of any other person or group.

(2)	Based solely on information reported by FMR Corp. (“FMR”) on the Form 13G/A filed with the SEC on February 14, 2006, and updated by Form 13F-HR filed with the SEC on August 22, 2006 for the quarter ended June 30, 2006. FMR has shared investment power with respect to all of such shares, sole voting authority with respect to 6,992,542 of the shares, shared voting authority over none of the shares and no voting authority with respect to 63,325,908 of the shares. The foregoing information has been included solely in reliance upon, and without independent investigation of, the disclosures contained in FMR’s Form 13F-HR.

(3)	Based solely on information reported by Franklin Resources, Inc. on the Form 13G, filed with the SEC on February 8, 2006, and updated by the Form 13F-HR filed with the SEC on August 11, 2006 for the quarter ended June 30, 2006. Affiliates of Franklin Resources, Inc. have shared investment power with respect to all of such shares, sole voting authority over 32,610,418 of the shares, shared voting authority over none of the shares, and no voting authority with respect to 699,997 of the shares. The foregoing information has been included solely in reliance upon, and without independent investigation of, the disclosures contained in Franklin Resources, Inc.’s Form 13F-HR.

(4)	Based solely on information reported by Legg Mason, Inc. on the Form 13G/A filed with the SEC on February 14, 2006, and updated by the Form 13F-HR filed with the SEC on August 14, 2006 for the quarter ended June 30, 2006. Affiliates of Legg Mason Funds Management, Inc. have shared investment power with respect to all of such shares, sole voting authority over 24,895,905 of the shares, shared voting authority over 545 of the shares, and no voting authority with respect to 6,850,543 of the shares. The foregoing information has been included solely in reliance upon, and without independent investigation of, the disclosures contained in Legg Mason, Inc.’s Form 13F-HR.

(5)	The business address of each of these individuals is our office at 920 Disc Drive, Scotts Valley, California 95066.

(6)	Includes 659,673 common shares subject to options that are currently exercisable or which will become exercisable within 60 days of September 15, 2006, the 2,035,050 common shares held by the Watkins Family Trust, 302,503 common shares held by Wolf Pack Limited Partnership and 204,518 shares owned directly by Mr. Watkins.

(7)	Includes 873,709 common shares subject to options that are currently exercisable or which will become exercisable within 60 days of September 15, 2006, the 67,938 common shares held by Arlie Enterprises Limited Partnership and the 679,842 shares owned directly by Mr. Wickersham.

(8)	Includes 823,893 common shares subject to options that are currently exercisable or which will become exercisable within 60 days of September 15, 2006, the 240,840 common shares held by the Pope Family Reserve Trust, 500 common shares held by the Pope Family Trust and 100,000 shares owned directly by Mr. Pope.

(9)	Includes 664,144 common shares subject to options that are currently exercisable or which will become exercisable within 60 days of September 15, 2006, the 231,664 common shares held by Silver Sea Limited Partnership, the 30,000 common shares held by the Dexheimer Generation Skipping Trust and the 682,914 shares owned directly by Mr. Dexheimer.

(10)	Includes 228,113 common shares subject to options that are currently exercisable or which will become exercisable within 60 days of September 15, 2006, the 131,481 common shares held by Carbonero Creek Limited Partnership and the 928,755 common shares held directly by Mr. Hudson.

(11)	Includes 275,326 common shares subject to options held by Mr. Luczo that are currently exercisable, the 590,363 common shares held by Red Zone Holdings Limited Partnership, the 525,947 common shares held by Red Zone II Limited Partnership, and the 6,105,614 common shares held by Stephen J. Luczo Revocable Trust dated January 26, 2001 and 175,972 shares owned directly by Mr. Luczo.

(12)	Represents 102,081 common shares subject to options that are currently exercisable or which will become exercisable within 60 days of September 15, 2006,

(13)	Includes 649,007 common shares subject to options that are currently exercisable. Mr. Cannon was nominated by the Board of Directors to stand for election at the 2006 Annual General Meeting.

(14)

Includes an aggregate of 23,061,080 common shares owned by Silver Lake Partners Cayman, L.P., Silver Lake Investors Cayman, L.P. and Silver Lake Technology Investors Cayman, L.P. (collectively, the “Silver Lake Funds”). Each of Messrs. Davidson and Hutchins is a shareholder and a director of Silver Lake (Offshore) AIV GP Ltd., which is the general partner of each of Silver Lake Technology Associates Cayman, L.P. and Silver Lake Technology Investors

Cayman, L.P. Silver Lake Technology Associates Cayman, L.P. is the general partner of each of Silver Lake Partners Cayman, L.P. and Silver Lake Investors Cayman, L.P. Because of his affiliation with the Silver Lake Funds, each of Mr. Davidson and Mr. Hutchins may be deemed to share beneficial ownership of the common shares held by the Silver Lake Funds. Each of them, however, disclaims beneficial ownership of any of the common shares beneficially owned by the Silver Lake Funds, except to the extent of any pecuniary interest therein. Also includes 37,498 common shares subject to options that are currently exercisable or which will become exercisable within 60 days of September 15, 2006. The business address of Mr. Hutchins is c/o Silver Lake Partners, 9 West 57th Street, 25th Floor, New York, NY 10019. The business address of Mr. Davidson is c/o Silver Lake Partners, 2775 Sand Hill Road, Suite 100, Menlo Park, CA 94025.

(15)	Includes 114,997 common shares subject to options that are currently exercisable or which will become exercisable within 60 days of September 15, 2006.

(16)	Includes 5,214,598 shares owned by August Capital Management III, L.L.C., 292,522 shares owned by August Capital III Founders Fund, L.P. and 95,038 shares owned by August Capital Strategic Partners III, L.P. Mr. Marquardt is an Investment Member of August Capital Management III, L.L.C., which is the general partner of each of August Capital III, L.P., August Capital Strategic Partners III, L.P. and August Capital III Founders Fund, L.P. As a result, he may be deemed to share beneficial ownership of these entities’ ownership of common shares. He disclaims this beneficial ownership, except to the extent of any pecuniary interest therein. Also includes 1,294,981 shares owned directly by Mr. Marquardt and 37,498 common shares subject to options that are currently exercisable or will become exercisable within 60 days of September 15, 2006. The business address of Mr. Marquardt is c/o August Capital Management, L.L.C., 2480 Sand Hill Road, Suite 101, Menlo Park, CA 94025.

(17)	Represents 81,248 common shares subject to options that are currently exercisable or which will become exercisable within 60 days of September 15, 2006.

(18)	Includes 297,363 common shares subject to options that are currently exercisable or which will become exercisable within 60 days of September 15, 2006.

(19)	Includes 56,248 common shares subject to options that are currently exercisable or which will become exercisable within 60 days of September 15, 2006.

(20)	Includes 37,498 common shares subject to options that are currently exercisable or which will become exercisable within 60 days of September 15, 2006.

(21)	Includes 6,591,116 common shares subject to options held by our directors, directors nominees and executive officers that are currently exercisable or which will become exercisable within 60 days of September 15, 2006.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our Relationship with New SAC

New SAC, an exempted company incorporated with limited liability under the laws of the Cayman Islands, originally acquired us in November 2000 from Seagate Technology, Inc. From November 2000 to December 2002, we were a wholly owned subsidiary of New SAC. From time to time since December 2002, New SAC has sold and distributed our common shares to its shareholders which included certain current and former directors and their affiliated entities, officers and employees of the Company. As of January 3, 2006, New SAC had distributed substantially all of our remaining common shares that it held to its shareholders, and as of February 1, 2006, New SAC no longer owns any of our common shares.

Seagate Technology Shareholders Agreement

The Seagate Technology Shareholders Agreement, to which members of our former sponsor group (which includes affiliates of Messrs. Hutchins, Davidson and Marquardt) and certain members of our management, among others, are party, became effective upon the closing of our initial public offering on December 13, 2002 and was amended on April 23, 2004 and September 2, 2004. Other than the registration rights provisions described below, all of the substantive provisions of the Seagate Technology Shareholders Agreement terminated pursuant to its terms in January 2005 when New SAC, our former controlling shareholder, ceased to beneficially own more than 50% of our issued and outstanding common shares.

Registration Rights.    Subject to specified limitations, we have agreed to include any of our common shares owned by any distributee of New SAC, on a proportional basis, in any public offering of our common shares, by granting these persons unlimited piggyback registration rights. In addition, any of Silver Lake Partners, Texas Pacific Group or August Capital (each distributees of New SAC), may exercise their demand rights by requiring that we register for resale any of their shares that are considered registrable securities.

Indemnification Agreement and Reimbursement Agreement

At the same time that New SAC, our former controlling shareholder, acquired the operating subsidiaries of our predecessor Seagate Delaware, Seagate Delaware and VERITAS Software Corporation (“VERITAS”) entered into an agreement and plan of merger and reorganization, under which VERITAS agreed to acquire the remainder of Seagate Delaware. In connection with this transaction, on March 29, 2000, New SAC entered into an indemnification agreement with Seagate Delaware and VERITAS. Under the indemnification agreement, New SAC and its subsidiaries jointly and severally agreed to indemnify Seagate Delaware and VERITAS and their affiliates from and against specified losses relating to taxes and other liabilities incurred as a result of the ownership and operation by Seagate Delaware and its predecessors or affiliates, other than VERITAS and its subsidiaries, of their businesses, properties and assets prior to, and certain conduct by New SAC and its affiliates after, the closing of the November 2000 transactions. In addition, Seagate Delaware, VERITAS and their affiliates jointly and severally agreed to indemnify New SAC and its subsidiaries from and against specified losses relating to taxes and other liabilities incurred as a result of their ownership and operation of their businesses, properties and assets prior to, and certain conduct by them after, the closing of the November 2000 transactions.

Transactions with our Affiliates

In fiscal year 2006, we recorded revenue from Xiotech Corporation (“Xiotech”), of approximately $1 million for the sale of rigid disc drives. We are a guarantor on the real estate lease of Xiotech’s corporate headquarters, which has annual rental payments of approximately $1.5 million and expires in April 2007. Xiotech also reimbursed us for the cost (approximately $160,000 per year) of renting certain facilities used by them pursuant to a lease agreement, which expired in June 2006. New SAC, our former controlling shareholder, owns approximately 20% of Xiotech and may be deemed, by virtue of this ownership, to have an indirect material interest in transactions we enter into with Xiotech.

Transactions Involving our Management

Brian S. Dexheimer, who is one of our executive vice presidents, borrowed $500,000 from our indirect subsidiary, Seagate Technology LLC, pursuant to a promissory note dated October 10, 2000. The principal of, and the accrued but unpaid interest on, this note were due and payable on October 10, 2005. Interest on this note accrued at a rate of 8% per year but was forgiven every year so long as Mr. Dexheimer remained employed by Seagate Technology LLC. Additionally, $83,333 of the principal of the note was forgiven on the second, third and fourth anniversaries of the effective date of the note as long as Mr. Dexheimer remained employed by Seagate Technology LLC. The maximum aggregate amount outstanding under this loan during fiscal year 2006 was $250,001. The outstanding amount of this loan was repaid by Mr. Dexheimer prior to the due date, and is no longer outstanding.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, and the related rules of the SEC require our directors and officers, and any person who beneficially owns more than ten percent of our common shares, to file reports of securities ownership on Form 3 and changes in ownership on Form 4 or 5 with the SEC. Such officers, directors and greater than ten percent shareholders are also required by SEC rules to furnish us with copies of all Section 16(a) forms that they file.

Based solely on our review of the copies of such forms furnished to us and written representations from our directors and executive officers, we believe that all Section 16(a) filing requirements were met in fiscal year 2006, with one exception. One Form 4, covering one transaction on February 1, 2006 was filed in May 2006 for James M. Chirico, our Executive Vice President, Global Disc Storage Operations.

SUBMISSION OF FUTURE SHAREHOLDER PROPOSALS AND NOMINATIONS

Our 2007 Annual General Meeting of Shareholders is expected to occur in October 2007. In accordance with the rules established by the Securities and Exchange Commission, any shareholder proposal submitted pursuant to Rule 14a-8 to be included in the proxy statement for that meeting must be received by us no later than June 5, 2007. If you would like to submit a shareholder proposal to be included in those proxy materials, you should send your proposal to us at 920 Disc Drive, Scotts Valley, California 95066, Attention: William L. Hudson, Corporate Secretary. In order for your proposal to be included in the proxy statement, the proposal must comply with the requirements established by the Securities and Exchange Commission.

Any shareholder of record wishing to nominate a candidate to become a member of our Board of Directors, will be required to comply with the procedures for nominating directors set forth in the Third Amended and Restated Memorandum and Articles of Association. These procedures require that written notice of such nomination be received by Seagate Technology at 920 Disc Drive, Scotts Valley, California 95066, Attention: William L. Hudson, Corporate Secretary, no earlier than May 6, 2007 and no later than June 5, 2007. The shareholder’s notice must set forth:

•	as to each person whom the shareholder proposes to nominate for election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; and

•	as to the shareholder giving the notice (i) the name and address of such shareholder, as it appears on the Register of Members, (ii) the number of shares that are owned by such shareholder, (iii) a representation that the shareholder is a holder of record of common shares entitled to vote at such meeting, and intends to appear in person or by proxy at the meeting to propose such nomination and (iv) a statement as to whether the shareholder, intends, or is part of a group that intends, (x) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of Seagate Technology’s outstanding share capital required to approve or elect the nominee and/or (y) otherwise to solicit proxies from shareholders in support of such nomination.

If a shareholder wishes to bring business before the 2007 Annual General Meeting that is not the subject of a proposal timely submitted, or eligible, for inclusion in the proxy statement for that meeting, notice of such business must be received by Seagate Technology’s General Counsel at the address specified above, no later than August 19, 2007. If a shareholder fails to comply with the forgoing notice provision, the proxy holders will be allowed to use their discretionary voting authority when and if the proposal is raised at the 2007 Annual General Meeting.

INCORPORATION BY REFERENCE

To the extent that this proxy statement is incorporated by reference into any other filing by us under the Securities Act of 1933 or the Securities Exchange Act of 1934, the sections of this proxy statement entitled “Report of the Compensation Committee,” “Report of the Audit Committee” (to the extent permitted by the rules of the Securities and Exchange Commission) and “Performance Graph” will not be deemed incorporated, unless specifically provided otherwise in that other filing.

ANNUAL REPORT

A copy of our combined annual report to shareholders and annual report on Form 10-K (excluding exhibits) for the fiscal year ended June 30, 2006 accompanies this proxy statement. An additional copy, including exhibits, will be furnished without charge to beneficial shareholders or shareholders of record upon request to Investor Relations, Seagate Technology, 920 Disc Drive, Mail Stop SV01D4, Scotts Valley, California 95066, or upon calling (831) 439-5337.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

The broker, bank or other nominee for any shareholder who is a beneficial owner, but not the record holder, of the Company’s shares may deliver only one copy of the Company’s proxy statement and annual report to multiple shareholders who share the same address, unless that broker, bank or other nominee has received contrary instructions from one or more of the shareholders. The Company will deliver promptly, upon written or oral request, a separate copy of the proxy statement and annual report to a shareholder at a shared address to which a single copy of the documents was delivered. A shareholder who wishes to receive a separate copy of the proxy statement and annual report, now or in the future, should submit their request to the Company by telephone at (831) 439-5337, or by submitting a written request to Investor Relations, Seagate Technology, 920 Disc Drive, Mail Stop SV01D4, Scotts Valley, California 95066. Beneficial owners sharing an address who are receiving multiple copies of proxy materials and annual reports and wish to receive a single copy of such materials in the future will need to contact their broker, bank or other nominee to request that only a single copy of each document be mailed to all shareholders at the shared address in the future.

By Order of the Board of Directors,

William L. Hudson

Executive Vice President, General Counsel and

Corporate Secretary

October 5, 2006

APPENDIX A

SEAGATE TECHNOLOGY

2004 STOCK COMPENSATION PLAN

Adopted by Board on August 5, 2004

Approved by Stockholders on October 28, 2004

Amended by the Board on April 27, 2006

Termination Date: October 28, 2014

I. PURPOSES.

1.1. Eligible Stock Award Recipients. The persons eligible to receive Stock Awards are the Employees, Directors and Consultants of the Company and its Affiliates.

1.2. Available Stock Awards. The purpose of the Plan is to provide a means by which eligible recipients of Stock Awards may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Stock Awards including, but not limited to: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Restricted Stock Bonuses, (iv) Restricted Stock Purchase Rights, (v) Stock Appreciation Rights, (vi) Phantom Stock Units, (vii) Restricted Stock Units, (viii) Performance Share Bonuses, and (ix) Performance Share Units.

1.3. General Purpose. The Company, by means of this new Plan, which is intended to replace the Company’s 2001 Stock Option Plan (“Predecessor Plan”), seeks to provide incentives for the group of persons eligible to receive Stock Awards to align their long-term interests with those of the Company’s shareholders and to perform in a manner individually and collectively that enhances the success of the Company and its Affiliates. Stock Awards granted under the Predecessor Plan shall continue to be governed by the terms of the Predecessor Plan in effect on the date of grant of such award.

II. DEFINITIONS.

2.1. “Affiliate” means generally with respect to the Company, any entity directly, or indirectly through one or more intermediaries, controlling or controlled by (but not under common control with) the Company. Solely with respect to the granting of any Incentive Stock Options, Affiliate means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

2.2. “Beneficial Owner” means the definition given in Rule 13d-3 promulgated under the Exchange Act.

2.3. “Board” means the Board of Directors of the Company.

2.4. “Change of Control” means the occurrence of any of the following events:

(i) The sale, exchange, lease or other disposition of all or substantially all of the assets of the Company to a person or group of related persons, as such terms are defined or described in Sections 3(a)(9) and 13(d)(3) of the Exchange Act (other than to Silver Lake Partners and its affiliates, Texas Pacific Group and its affiliates, or any group controlled by one or more of the foregoing), that will continue the business of the Company in the future;

(ii) A merger or consolidation involving the Company in which the voting securities of the Company owned by the shareholders of the Company immediately prior to such merger or consolidation do not represent, after conversion if applicable, more than fifty percent (50%) of the total voting power of the surviving controlling entity outstanding immediately after such merger or consolidation; provided that any person who (1) was a beneficial owner (within the meaning of Rules 13d-3 and 13d-5 promulgated under the Exchange Act) of the voting securities of the Company immediately prior to such merger or consolidation, and (2) is a beneficial owner of more than 20% of the securities of the Company immediately after such merger or consolidation, shall be excluded from the list of “shareholders of the Company immediately prior to such merger or consolidation” for purposes of the preceding calculation;

(iii) Any person or group (other than Silver Lake Partners and its affiliates, Texas Pacific Group and its affiliates, or any group controlled by one or more of the foregoing) is or becomes the Beneficial Owner, directly or indirectly, of more than 50% of the total voting power of the voting stock of the Company (including by way of merger, consolidation or otherwise) and the representatives of Silver Lake Partners and its affiliates, Texas Pacific Group and its affiliates, or any group in which any of the foregoing is a member, individually or in the aggregate, cease to have the ability to elect a majority of the Board (for the purposes of this clause (iii), a member of a group will not be considered to be the Beneficial Owner of the securities owned by other members of the group);

(iv) During any period of two (2) consecutive years, individuals who at the beginning of such period constituted the Board (together with any new Directors whose election by such Board or whose nomination for election by the shareholders of the Company was approved by a vote of a majority of the Directors of the Company then still in office, who were either Directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board then in office; or

(v) A dissolution or liquidation of the Company.

2.5. “Code” means the Internal Revenue Code of 1986, as amended.

2.6. “Committee” means a committee of one or more members of the Board (or other individuals who are not members of the Board to the extent allowed by law) appointed by the Board in accordance with Section 3.3 of the Plan.

2.7. “Common Stock” means the common shares of the Company.

2.8. “Company” means Seagate Technology, a limited company domiciled in the Cayman Islands.

2.9. “Consultant” means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or (ii) who is a member of the board of directors of an Affiliate. However, the term “Consultant” shall not include either Directors who are not compensated by the Company for their services as a Director or Directors who are compensated by the Company solely for their services as a Director.

2.10. “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director will not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by the Company or an Affiliate, including sick leave, military leave or any other personal leave.

2.11. “Covered Employee” means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to shareholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

2.12. “Director” means a member of the Board of Directors of the Company.

2.13. “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code for all Incentive Stock Options. For all other Stock Awards, “Disability” means physical or mental incapacitation such that for a period of six (6) consecutive months or for an aggregate of nine (9) months in any twenty-four (24) consecutive month period, a person is unable to substantially perform his or her duties. Any question as to the existence of that person’s physical or mental incapacitation as to which the person or person’s representative and the Company cannot agree shall be determined in writing by a qualified independent physician mutually acceptable to the person and the Company. If the person and the Company or an Affiliate cannot agree as to a qualified independent physician, each shall appoint such a physician and those two (2) physicians shall select a third (3rd) who shall make such determination in writing. The determination of Disability made in writing to the Company or an Affiliate and the person shall be final and conclusive for all purposes of the Stock Awards.

2.14. “Eligible Director” means any Director who: (i) is not employed by the Company and (ii) does not receive a financial management fee from the Company and is not employed by any entity that receives such a fee.

2.15. “Employee” means any person employed by the Company or an Affiliate. Service as a Director or compensation by the Company or an Affiliate solely for services as a Director shall not be sufficient to constitute “employment” by the Company or an Affiliate.

2.16. “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.17. “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange (including the New York Stock Exchange) or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the arithmetic mean of the high and low selling prices of such stock as reported on such date on the Composite Tape of the principal national securities exchange on which such stock is listed or admitted to trading, or if no Composite Tape exists for such national securities exchange on such date, then on the principal national securities exchange on which such stock is listed or admitted to trading, or if the stock is not listed or admitted to trading on a national securities exchange, the arithmetic mean of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System (or such market in which such prices are regularly quoted), or if no sale of stock shall have been reported on such Composite Tape or such national securities exchange on such date or quoted on the National Association of Securities Dealers Automated Quotation System on such date, then the immediately preceding date on which sales of the stock have been so reported or quoted shall be used.

(ii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

(iii) For any reference to Fair Market Value in the Plan used to establish the price at which the Company shall sell Common Stock to a Participant under the terms and conditions of a Stock Award (such as a Stock Award of Options, Restricted Stock Purchase Rights or Stock Appreciation Rights), the date as of which this definition shall be applied shall be the grant date of such Stock Award.

2.18. “Full-Value Stock Award” shall mean any of a Restricted Stock Bonus, Restricted Stock Units, Phantom Stock Units, Performance Share Bonus, or Performance Share Units.

2.19. “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

2.20. “Non-Employee Director” means a Director who either (i) is not a current Employee or Officer of the Company or its parent or a subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or a subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

2.21. “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

2.22. “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

2.23. “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

2.24. “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

2.25. “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

2.26. “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an “affiliated corporation” at any time and is not currently receiving direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director; or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

2.27. “Participant” means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

2.28. “Performance Share Bonus” means a grant of shares of the Company’s Common Stock not requiring a Participant to pay any amount of monetary consideration, and subject to the provisions of Section 8.6 of the Plan.

2.29. “Performance Share Unit” means the right to receive the value of one (1) share of the Company’s Common Stock at the time the Performance Share Unit vests, with the further right to elect to defer receipt of that value otherwise deliverable upon the vesting of an award of Performance Share Units. These Performance Share Units are subject to the provisions of Section 8.7 of the Plan.

2.30. “Phantom Stock Unit” means the right to receive the value of one (1) share of the Company’s Common Stock, subject to the provisions of Section 8.4 of the Plan.

2.31. “Plan” means this 2004 Stock Compensation Plan of Seagate Technology.

2.32. “Restricted Stock Bonus” means a grant of shares of the Company’s Common Stock not requiring a Participant to pay any amount of monetary consideration, and subject to the provisions of Section 8.1 of the Plan.

2.33. “Restricted Stock Purchase Right” means the right to acquire shares of the Company’s Common Stock upon the payment of the agreed-upon monetary consideration, subject to the provisions of Section 8.2 of the Plan.

2.34. “Restricted Stock Unit” means the right to receive the value of one (1) share of the Company’s Common Stock at the time the Restricted Stock Unit vests, with the further right to elect to defer receipt of that value otherwise deliverable upon the vesting of an award of restricted stock to the extent permitted in the Participant’s agreement. These Restricted Stock Units are subject to the provisions of Section 8.5 of the Plan.

2.35. “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule l6b-3, as in effect from time to time.

2.36. “Securities Act” means the Securities Act of 1933, as amended.

2.37. “Stock Appreciation Right” means the right to receive an amount equal to the Fair Market Value of one (1) share of the Company’s Common Stock on the day the Stock Appreciation Right is redeemed, reduced by the deemed exercise price or base price of such right, subject to the provisions of Section 8.3 of the Plan.

2.38. “Stock Award” means any Option award, Restricted Stock Bonus award, Restricted Stock Purchase Right award, Stock Appreciation Right award, Phantom Stock Unit award, Restricted Stock Unit award, Performance Share Bonus award, Performance Share Unit award, or other stock-based award. These Awards may include, but are not limited to those listed in Section 1.2.

2.39. “Stock Award Agreement” means a written agreement between the Company and a holder of a Stock Award setting forth the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

2.40. “Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

III. ADMINISTRATION.

3.1. Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in Section 3.3.

3.2. Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; what type or combination of types of Stock Award shall be granted; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to a Stock Award; and the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person.

(ii) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iii) To amend the Plan or a Stock Award as provided in Section 14 of the Plan.

(iv) Generally, to exercise such powers and to perform such acts as the Board deems necessary, desirable, convenient or expedient to promote the best interests of the Company that are not in conflict with the provisions of the Plan.

(v) To adopt sub-plans and/or special provisions applicable to Stock Awards regulated by the laws of a jurisdiction other than and outside of the United States. Such sub-plans and/or special provisions may take precedence over other provisions of the Plan, with the exception of Section 4 of the Plan, but unless otherwise superseded by the terms of such sub-plans and/or special provisions, the provisions of the Plan shall govern.

3.3. Delegation to Committee.

(i) General. The Board may delegate administration of the Plan to a Committee or Committees of one or more individuals, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee, as applicable), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

(ii) Committee Composition when Common Stock is Publicly Traded. At such time as the Common Stock is publicly traded, in the discretion of the Board, a Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. Within the scope of such authority, the Board or the Committee may (1) delegate to a committee of one or more individuals who are not Outside Directors the authority to grant Stock Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or (2) delegate to a committee of one or more individuals who are not Non-Employee Directors the authority to grant Stock Awards to eligible persons who are either (a) not then subject to Section 16 of the Exchange Act or (b) receiving a Stock Award as to which the Board or Committee elects not to comply with Rule 16b-3 by having two or more Non-Employee Directors grant such Stock Award.

3.4. Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

IV. SHARES SUBJECT TO THE PLAN.

4.1. Share Reserve. Subject to the provisions of Section 13 of the Plan relating to adjustments upon changes in Common Stock, the maximum aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards shall not exceed sixty three million five hundred thousand (63,500,000) shares, provided that each Stock Award granted will reduce the share reserve by one (1) share upon the issuance of a share at the time of grant, exercise or redemption, as applicable. To the extent that a distribution pursuant to a Stock Award is made in cash, the share reserve shall remain unaffected. In addition, the maximum aggregate number of shares of Common Stock that may be issued pursuant to Full-Value Stock Awards shall not exceed ten million (10,000,000) shares of Common Stock (“Full-Value Stock Award Share Reserve”).

4.2. Reversion of Shares to the Share Reserve. If any Stock Award shall for any reason (i) expire, be cancelled or otherwise terminate, in whole or in part, without having been exercised or redeemed in full, (ii) be reacquired by the Company prior to vesting, or (iii) be repurchased at cost by the Company prior to vesting, the shares of Common Stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan, and if subject to a Full-Value Stock Award, shall also reduce the number of shares of Common Stock issued against the Full-Value Stock Award Share Reserve. To the extent that a Stock Award granted under the Plan is redeemed by payment in cash rather than shares of Common Stock according to its terms, the shares of Common Stock subject to the redeemed portion of the Stock Award shall revert to and again become available for issuance under the Plan.

4.3. Source of Shares. The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

V. ELIGIBILITY.

5.1. Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.

5.2. Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

5.3. Annual Section 162(m) Limitation. Subject to the provisions of Section 13 of the Plan relating to adjustments upon changes in the shares of Common Stock, no Employee shall be eligible to be granted Incentive Stock Options, Nonstatutory Stock Options or Stock Appreciation Rights covering more than ten million (10,000,000) shares of Common Stock during any fiscal year.

5.4. Individual Full-Value Stock Award Limitation over Life of Plan. Subject to the provisions of Section 13 of the Plan relating to adjustments upon changes in the shares of Common Stock, no individual shall be eligible to be issued more than ten million (10,000,000) shares of Common Stock under all Full-Value Stock Awards (i.e., Restricted Stock Bonuses, Restricted Stock Units, Phantom Stock Units, Performance Share Bonuses, and Performance Share Units, but not Incentive Stock Options, Nonstatutory Stock Options, or Stock Appreciation Rights for which an annual limit is provided under Section 5.3) granted to such individual under the Plan.

5.5. Consultants.

(i) A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act (“Form S-8”) is not available to register either the offer or the sale of the Company’s securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (1) that such grant (A) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (2) that such grant complies with the securities laws of all other relevant jurisdictions.

(ii) Form S-8 generally is available to consultants and advisors only if (A) they are natural persons; (B) they provide bona fide services to the issuer, its parents, its majority owned subsidiaries; and (C) the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the issuer’s securities.

VI . OPTION PROVISIONS.

Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

6.1 Term. Subject to the provisions of Section 5.2 of the Plan regarding grants of Incentive Stock Options to Ten Percent Shareholders, no Option shall be exercisable after the expiration of seven (7) years from the date it was granted.

6.2 Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5.2 of the Plan regarding Ten Percent Shareholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.3 Exercise Price of a Nonstatutory Stock Option. The exercise price of each Nonstatutory Stock Option shall be not less than eighty-five percent (85%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, a Nonstatutory Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.4 Consideration. The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash or by check at the time the Option is exercised or (ii) at the discretion of the Board at the time of the grant of the Option (or subsequently in the case of a Nonstatutory Stock Option): (1) by delivery to the Company of other Common Stock, (2) according to a deferred payment or other similar arrangement with the Optionholder, including use of a promissory note, (3) pursuant to a “same day sale” program, or (4) by some combination of the foregoing. Unless otherwise specifically provided in the Option, the purchase price of Common Stock acquired pursuant to an Option that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). At any time that the Company is incorporated in Delaware, payment of the Common Stock’s “par value,” as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the market rate of interest and contain such other terms and conditions necessary to avoid a charge to earnings for financial accounting purposes as a result of the use of such deferred payment arrangement.

6.5 Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.6 Transferability of a Nonstatutory Stock Option. A Nonstatutory Stock Option shall be transferable to the extent provided in the Option Agreement. If the Nonstatutory Stock Option does not provide for transferability, then the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.7 Vesting Generally. Options granted under the Plan shall be exercisable at such time and upon such terms and conditions as may be determined by the Board. The vesting provisions of individual Options may vary. The provisions of this Section 6.7 are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

6.8 Termination of Continuous Service. In the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder’s Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

6.9 Extension of Termination Date. An Optionholder’s Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service (other than upon the Optionholder’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or other applicable securities law, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the Option Agreement or (ii) the expiration of a period of three (3) months after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements or other applicable securities law.

6.10 Disability of Optionholder. In the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement) or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

6.11 Death of Optionholder. In the event (i) an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder’s Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death pursuant to Section 6.5 or 6.6 of the Plan, but only within the period ending on the earlier of (l) the date twelve (12) months following the date of death (or such longer or shorter period specified in the Option Agreement) or (2) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

6.12 Early Exercise. The Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder’s Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Board determines to be appropriate.

VII. NON-DISCRETIONARY STOCK AWARDS FOR ELIGIBLE DIRECTORS.

In addition to any other Stock Awards that Eligible Directors may be granted on a discretionary basis under the Plan, each Eligible Director of the Company shall be automatically granted without the necessity of action by the Board, the following option grants:

7.1. Initial Stock Option Grant. On the date that a Director commences service on the Board and satisfies the definition of an Eligible Director, an initial grant of stock options shall automatically be made to that Eligible Director. Subject to the provisions of Section 13 of the Plan, the number of shares of Common Stock covered by this stock option shall be equal to one hundred thousand (100,000) shares (“Initial Grant”); provided however, that if such Eligible Director was, prior to the commencement of service on the Board, an officer or member of the board of directors of an entity the stock, assets and/or business of which has been acquired by the Company, the number of shares of Common Stock covered by the Initial Grant shall be determined by the existing members of the Board, but shall in no event exceed one hundred thousand (100,000) shares. The exercise price of an Initial Grant shall be one hundred percent (100%) of the Fair Market Value of the Company’s Common Stock subject to the option on the date the option is granted. The maximum term of an Initial Grant shall be seven (7) years and the options shall generally vest and become exercisable over a period of four (4) years in equal annual installments provided that the Director remains in Continuous Service during that period. In all other respects, options granted pursuant to an Initial Grant shall contain in substance the same terms and conditions as set forth in Section 6 with respect to Options. If at the time a Director commences service on the Board, the Director does not satisfy the definition of an Eligible Director, such Director shall not be entitled to an Initial Grant at any time, even if such Director subsequently becomes an Eligible Director.

7.2. Annual Stock Option Grant. An annual grant of stock options shall automatically be made to each Director who (1) is re-elected to the Board, (2) is an Eligible Director on the relevant grant date, and (3) has served as a Director for a period of at least six (6) months. Subject to the provisions of Section 13 of the Plan, the number of shares of Common Stock covered by such stock option shall be equal to twenty five thousand (25,000) shares (“Annual Grant”). The date of grant of an Annual Grant is the date on which the Director is re-elected to serve on the Board. The exercise price of an Annual Grant shall be one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the option on the date the option is granted. The maximum term of an Annual Grant shall be seven (7) years and the options shall generally vest and become exercisable over a period of four (4) years in equal annual installments provided that the Director remains in Continuous Service during that period. In all other respects, options granted pursuant to an Annual Grant shall contain in substance the same terms and conditions as set forth in Section 6 with respect to Options.

VIII. PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS.

8.1. Restricted Stock Bonus Awards. Each Restricted Stock Bonus agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. Restricted Stock Bonuses shall be paid by the Company in shares of the Common Stock of the Company. The terms and conditions of Restricted Stock Bonus agreements may change from time to time, and the terms and conditions of separate Restricted Stock Bonus agreements need not be identical, but each Restricted Stock Bonus agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. A Restricted Stock Bonus may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit.

(ii) Vesting. Vesting shall generally be based on the Participant’s Continuous Service. Shares of Common Stock awarded under the Restricted Stock Bonus agreement shall be subject to a share reacquisition right in favor of the Company in accordance with a vesting schedule to be determined by the Board.

(iii) Termination of Participant’s Continuous Service. In the event a Participant’s Continuous Service terminates, the Company shall reacquire any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination under the terms of the Restricted Stock Bonus agreement.

(iv) Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Bonus agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Bonus agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the Restricted Stock Bonus agreement remains subject to the terms of the Restricted Stock Bonus agreement.

8.2. Restricted Stock Purchase Awards. Each Restricted Stock Purchase agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of the Restricted Stock Purchase agreements may change from time to time, and the terms and conditions of separate Restricted Stock Purchase agreements need not be identical, but each Restricted Stock Purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Purchase Price. The purchase price under each Restricted Stock Purchase agreement shall be such amount as the Board shall determine and designate in such Restricted Stock Purchase agreement. The purchase price shall not be less than eighty-five percent (85%) of the Common Stock’s Fair Market Value on the date such award is made or at the time the purchase is consummated.

(ii) Consideration. The purchase price of Common Stock acquired pursuant to the Restricted Stock Purchase agreement shall be paid either: (A) in cash or by check at the time of purchase; (B) at the discretion of the Board, according to a deferred payment or other similar arrangement with the Participant, including use of a promissory note; or (C) in any other form of legal consideration that may be acceptable to the Board in its discretion; provided, however, that at any time that the Company is incorporated in Delaware, then payment of the Common Stock’s “par value,” as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

(iii) Vesting. The Board shall determine the criteria under which shares of Common Stock under the Restricted Stock Purchase agreement may vest; the criteria may or may not include performance criteria or Continuous Service. Shares of Common Stock acquired under the Restricted Stock Purchase agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

(iv) Termination of Participant’s Continuous Service. In the event a Participant’s Continuous Service terminates, the Company may repurchase any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination under the terms of the Restricted Stock Purchase agreement.

(v) Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Purchase agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Purchase agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the Restricted Stock Purchase agreement remains subject to the terms of the Restricted Stock Purchase agreement.

8.3. Stock Appreciation Rights. Two types of Stock Appreciation Rights (“SARs”) shall be authorized for issuance under the Plan: (1) stand-alone SARs and (2) stapled SARs.

(i) Stand-Alone SARs. The following terms and conditions shall govern the grant and redeemability of stand-alone SARs:

(A) The stand-alone SAR shall cover a specified number of underlying shares of Common Stock and shall be redeemable upon such terms and conditions as the Board may establish. Upon redemption of the stand-alone SAR, the holder shall be entitled to receive a distribution from the Company in an amount equal to the excess of (i) the aggregate Fair Market Value (on the redemption date) of the shares of Common Stock underlying the redeemed right over (ii) the aggregate base price in effect for those shares.

(B) The number of shares of Common Stock underlying each stand-alone SAR and the base price in effect for those shares shall be determined by the Board in its sole discretion at the time the stand-alone SAR is granted. In no event, however, may the base price per share be less than eighty-five percent (85%) of the Fair Market Value per underlying share of Common Stock on the grant date.

(C) The distribution with respect to any redeemed stand-alone SAR may be made in shares of Common Stock valued at Fair Market Value on the redemption date, in cash, or partly in shares and partly in cash, as the Board shall in its sole discretion deem appropriate.

(ii) Stapled SARs. The following terms and conditions shall govern the grant and redemption of stapled SARs:

(A) Stapled SARs may only be granted concurrently with an Option to acquire the same number of shares of Common Stock as the number of such shares underlying the stapled SARs.

(B) Stapled SARs shall be redeemable upon such terms and conditions as the Board may establish and shall grant a holder the right to elect among (i) the exercise of the concurrently granted Option for shares of Common Stock, whereupon the number of shares of Common Stock subject to the stapled SARs shall be reduced by an equivalent number, (ii) the redemption of such stapled SARs in exchange for a distribution from the Company in an amount equal to the excess of the Fair Market Value (on the redemption date) of the number of vested shares which the holder redeems over the aggregate base price for such vested shares, whereupon the number of shares of Common Stock subject to the concurrently granted Option shall be reduced by any equivalent number, or (iii) a combination of (i) and (ii).

(C) The distribution to which the holder of stapled SARs shall become entitled under this Section 8 upon the redemption of stapled SARs as described in Section 8.3(ii)(B) above may be made in shares of Common Stock valued at Fair Market Value on the redemption date, in cash, or partly in shares and partly in cash, as the Board shall in its sole discretion deem appropriate.

8.4. Phantom Stock Units. The following terms and conditions shall govern the grant and redeemability of Phantom Stock Units:

(i) Phantom Stock Unit awards shall be redeemable by the Participant to the Company upon such terms and conditions as the Board may establish. The value of a single Phantom Stock Unit shall be equal to the Fair Market Value of a share of Common Stock, unless the Board otherwise provides in the terms of the Stock Award Agreement.

(ii) The distribution with respect to any exercised Phantom Stock Unit award may be made in shares of Common Stock valued at Fair Market Value on the redemption date, in cash, or partly in shares and partly in cash, as the Board shall in its sole discretion deem appropriate.

8.5. Restricted Stock Units. The following terms and conditions shall govern the grant and redeemability of Restricted Stock Units:

A Restricted Stock Unit is the right to receive the value of one (1) share of the Company’s Common Stock at the time the Restricted Stock Unit vests. To the extent permitted by the Committee in the terms of his or her agreement, a Participant may elect to defer receipt of the value of the shares of Common Stock otherwise deliverable upon the vesting of an award of Restricted Stock Units, so long as such deferral election complies with applicable law, including to the extent applicable, the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). An election to defer such delivery shall be irrevocable and shall be made in writing on a form acceptable to the Company. The election form shall be filed prior to the vesting date of such Restricted Stock Units in a manner determined by the Board. When the Participant vests in such Restricted Stock Units, the Participant will be credited with a number of Restricted Stock Units equal to the number of shares of Common Stock for which delivery is deferred. Restricted Stock Units may be paid by the Company by delivery of shares of Common Stock, in cash, or a combination thereof, as the Board shall in its sole discretion deem appropriate, in accordance with the timing and manner of payment elected by the Participant on his or her election form, or if no deferral election is made, as soon as administratively practicable following the vesting of the Restricted Stock Unit.

Each Restricted Stock Unit agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Restricted Stock Unit agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit agreements need not be identical, but each Restricted Stock Unit agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. A Restricted Stock Unit may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit.

(ii) Vesting. Vesting shall generally be based on the Participant’s Continuous Service. Shares of Common Stock awarded under the Restricted Stock Unit agreement shall be subject to a share reacquisition right in favor of the Company in accordance with a vesting schedule to be determined by the Board.

(iii) Termination of Participant’s Continuous Service. In the event a Participant’s Continuous Service terminates, the Company shall reacquire any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination under the terms of the Restricted Stock Unit agreement.

(iv) Transferability. Rights to acquire the value of shares of Common Stock under the Restricted Stock Unit agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Unit agreement, as the Board shall determine in its discretion, so long as any Common Stock awarded under the Restricted Stock Unit agreement remains subject to the terms of the Restricted Stock Unit agreement.

8.6. Performance Share Bonus Awards. Each Performance Share Bonus agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. Performance Share Bonuses shall be paid by the Company in shares of the Common Stock of the Company. The terms and conditions of Performance Share Bonus agreements may change from time to time, and the terms and conditions of separate Performance Share Bonus agreements need not be identical, but each Performance Share Bonus agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. A Performance Share Bonus may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit.

(ii) Vesting. Vesting shall be based on the achievement of certain performance criteria, whether financial, transactional or otherwise, as determined by the Board. Vesting shall be subject to the Performance Share Bonus agreement. Upon failure to meet performance criteria, shares of Common Stock awarded under the Performance Share Bonus agreement shall be subject to a share reacquisition right in favor of the Company in accordance with a vesting schedule to be determined by the Board.

(iii) Termination of Participant’s Continuous Service. In the event a Participant’s Continuous Service terminates, the Company shall reacquire any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination under the terms of the Performance Share Bonus agreement.

(iv) Transferability. Rights to acquire shares of Common Stock under the Performance Share Bonus agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Performance Share Bonus agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the Performance Share Bonus agreement remains subject to the terms of the Performance Share Bonus agreement.

8.7. Performance Share Units. The following terms and conditions shall govern the grant and redeemability of Performance Share Units:

A Performance Share Unit is the right to receive the value of one (1) share of the Company’s Common Stock at the time the Performance Share Unit vests. Participants may elect to defer receipt of the value of shares of Common Stock otherwise deliverable upon the vesting of an award of performance shares. An election to defer such delivery shall be irrevocable and shall be made in writing on a form acceptable to the Company. The election form shall be filed prior to the vesting date of such performance shares in a manner determined by the Board. When the Participant vests in such performance shares, the Participant will be credited with a number of Performance Share Units equal to the number of shares of Common Stock for which delivery is deferred. Performance Share Units may be paid by the Company by delivery of shares of Common Stock, in cash, or a combination thereof, as the Board shall in its sole discretion deem appropriate, in accordance with the timing and manner of payment elected by the Participant on his or her election form, or if no deferral election is made, as soon as administratively practicable following the vesting of the Performance Share Unit.

Each Performance Share Unit agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Performance Share Unit agreements may change from time to time, and the terms and conditions of separate Performance Share Unit agreements need not be identical, but each Performance Share Unit agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. A Performance Share Unit may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit. The Board shall have the discretion to provide that the Participant pay for such Performance Share Units with cash or other consideration permissible by law.

(ii) Vesting. Vesting shall be based on the achievement of certain performance criteria, whether financial, transactional or otherwise, as determined by the Board. Vesting shall be subject to the Performance Share Unit agreement. Upon failure to meet performance criteria, shares of Common Stock awarded under the Performance Share Unit agreement shall be subject to a share reacquisition right in favor of the Company in accordance with a vesting schedule to be determined by the Board.

(iii) Termination of Participant’s Continuous Service. In the event a Participant’s Continuous Service terminates, the Company shall reacquire any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination under the terms of the Performance Share Unit agreement.

(iv) Transferability. Rights to acquire the value of shares of Common Stock under the Performance Share Unit agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Performance Share Unit agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the Performance Share Unit agreement remains subject to the terms of the Performance Share Unit agreement.

IX. COVENANTS OF THE COMPANY.

9.1. Availability of Shares. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

9.2. Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise, redemption or satisfaction of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock related to such Stock Awards unless and until such authority is obtained.

X. USE OF PROCEEDS FROM STOCK.

Proceeds from the sale of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

XI. CANCELLATION AND RE-GRANT OF OPTIONS.

11.1. The Board shall have the authority to effect, at any time and from time to time, (i) the repricing of any outstanding Options under the Plan and/or (ii) with the consent of the affected Optionholders, the cancellation of any outstanding Options under the Plan and the grant in substitution therefor of new Options under the Plan covering the same or different number of shares of Common Stock, but having an exercise price per share not less than eighty-five percent (85%) of the Fair Market Value (one hundred percent (100%) of Fair Market Value in the case of an Incentive Stock Option or, in the case of a Ten Percent Shareholder (as described in Section 5.2 of the Plan), not less than one hundred ten percent (110%) of the Fair Market Value) per share of Common Stock on the new grant date. Notwithstanding the foregoing, the Board may grant an Option with an exercise price lower than that set forth above if such Option is granted as part of a transaction to which section 424(a) of the Code applies. Prior to the implementation of any such repricing or cancellation of one or more outstanding Options, the Board shall obtain the approval of the shareholders of the Company to the extent required by any New York Stock Exchange, Nasdaq or other securities exchange listing requirements, or applicable law.

11.2. Shares subject to an Option canceled under this Section 11 shall continue to be counted against the maximum award of Options permitted to be granted pursuant to Section 5.3 of the Plan. The repricing of an Option under this Section 11, resulting in a reduction of the exercise price, shall be deemed to be a cancellation of the original Option and the grant of a substitute Option; in the event of such repricing, both the original and the substituted Options shall be counted against the maximum awards of Options permitted to be granted pursuant to Section 5.3 of the Plan. The provisions of this Section 11.2 shall be applicable only to the extent required by Section 162(m) of the Code.

XII. MISCELLANEOUS.

12.1. Acceleration of Exercisability and Vesting. The Board (or Committee, if so authorized by the Board) shall have the power to accelerate exercisability and/or vesting when it deems fit, such as upon a Change of Control. The Board or Committee shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

12.2. Shareholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to a Stock Award except to the extent that the Company has issued the shares of Common Stock relating to such Stock Award.

12.3. No Employment or other Service Rights. Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company, and any applicable provisions of the corporate law of the state or other jurisdiction in which the Company is domiciled, as the case may be.

12.4. Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

12.5. Investment Assurances. The Company may require a Participant, as a condition of exercising or redeeming a Stock Award or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of acquiring the Common Stock; (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock; and (iii) to give such other written assurances as the Company may determine are reasonable in order to comply with applicable law. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the shares of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws, and in either case otherwise complies with applicable law. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable laws, including, but not limited to, legends restricting the transfer of the Common Stock.

12.6. Withholding Obligations. To the extent provided by the terms of a Stock Award Agreement, the Participant may satisfy any federal, state, local, or foreign tax withholding obligation relating to the exercise or redemption of a Stock Award or the acquisition, vesting, distribution or transfer of Common Stock under a Stock Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered shares of Common Stock.

XIII. ADJUSTMENTS UPON CHANGES IN STOCK.

13.1. Capitalization Adjustments. If any change is made in the Common Stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, spinoff, dividend in property other than cash, stock split, liquidating dividend, extraordinary dividends or distributions, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan may be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan or to grants of Full-Value Stock Awards pursuant to Section 4.1 above, the maximum number of securities subject to award to any person pursuant to Sections 5.3 or 5.4 above, and the number of securities subject to the option grants to Eligible Directors under Section 7 of the Plan, and the outstanding Stock Awards may be appropriately adjusted in the class(es) and number of securities and price per share of the securities subject to such outstanding Stock Awards. The Board may make such adjustments in its sole discretion, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.)

13.2. Adjustments Upon a Change of Control.

(i) In the event of a Change of Control as defined in 2.4(i) through 2.4(iv), such as an asset sale, merger, or change in ownership of voting power, then any surviving entity or acquiring entity shall assume or continue any Stock Awards outstanding under the Plan or shall substitute similar stock awards (including an award to acquire substantially the same consideration paid to the shareholders in the transaction by which the Change of Control occurs) for those outstanding under the Plan. In the event any surviving entity or acquiring entity refuses to assume or continue such Stock Awards or to substitute similar stock awards for those outstanding under the Plan, then with respect to Stock Awards held by Participants whose Continuous Service has not terminated, the Board in its sole discretion and without liability to any person may (1) provide for the payment of a cash amount in exchange for the cancellation of a Stock Award equal to the product of (x) the excess, if any, of the Fair Market Value per share of Common Stock at such time over the exercise or redemption price, if any, times (y) the total number of shares then subject to such Stock Award, (2) continue the Stock Awards, or (3) notify Participants holding an Option, Stock Appreciation Right, or Phantom Stock Unit that they must exercise or redeem any portion of such Stock Award (including, at the discretion of the Board, any unvested portion of such Stock Award) at or prior to the closing of the transaction by which the Change of Control occurs and that the Stock Awards shall terminate if not so exercised or redeemed at or prior to the closing of the transaction by which the Change of Control occurs. With respect to any other Stock Awards outstanding under the Plan, such Stock Awards shall terminate if not exercised or redeemed prior to the closing of the transaction by which the Change of Control occurs. The Board shall not be obligated to treat all Stock Awards, even those that are of the same type, in the same manner.

(ii) In the event of a Change of Control as defined in 2.4(v), such as a dissolution of the Company, all outstanding Stock Awards shall terminate immediately prior to such event.

XIV. AMENDMENT OF THE PLAN AND STOCK AWARDS.

14.1. Amendment of Plan. The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 13 of the Plan relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy the requirements of Section 422 of the Code, any New York Stock Exchange, Nasdaq or other securities exchange listing requirements, or other applicable law or regulation.

14.2. Shareholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

14.3. Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

14.4. No Material Impairment of Rights. Rights under any Stock Award granted before amendment of the Plan shall not be materially impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

14.5. Amendment of Stock Awards. The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights under any Stock Award shall not be materially impaired by any such amendment unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

XV. TERMINATION OR SUSPENSION OF THE PLAN.

15.1. Plan Term. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is approved by the shareholders of the Company. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

15.2. No Material Impairment of Rights. Suspension or termination of the Plan shall not materially impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.

XVI. EFFECTIVE DATE OF PLAN.

The Plan shall become effective on the date that it is approved by the shareholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board. No Stock Awards may be granted under the Plan prior to the time that the shareholders have approved the Plan. The approval or disapproval of the Plan by the shareholders of the Company shall have no effect on any other equity compensation plan, program or arrangement sponsored by the Company or any of its Affiliates.

XVII. CHOICE OF LAW.

The law of the State of California shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules.

APPENDIX B

SEAGATE TECHNOLOGY EMPLOYEE STOCK PURCHASE PLAN

(as amended and restated)

1.	PURPOSE

The purpose of this Plan is to provide an opportunity for Employees of Seagate Technology, a Cayman Islands limited company (the “Corporation”) and its Designated Subsidiaries, to purchase Common Stock of the Corporation and thereby to have an additional incentive to contribute to the prosperity of the Corporation. It is the intention of the Corporation that the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and the Plan shall be administered in accordance with this intent. In addition, the Plan authorizes the grant of options pursuant to sub-plans or special rules adopted by the Administrator designed to achieve desired tax or other objectives in particular locations outside of the United States, which sub-plans shall not be required to comply with the requirements of Section 423 of the Code or all of the specific provisions of the Plan, including but not limited to terms relating to eligibility, Offering Periods, Purchase Periods, or Purchase Price.

2.	DEFINITIONS

2.1    “Applicable Law” shall mean the legal requirements relating to the administration of an employee stock purchase plan under applicable U.S. state corporate laws, U.S. federal and applicable state securities laws, the Code, any stock exchange rules or regulations and the applicable laws of any other country or jurisdiction, as such laws, rules, regulations and requirements shall be in place from time to time.

2.2    “Board” shall mean the Board of Directors of the Corporation.

2.3    “Code” shall mean the U.S. Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein shall be a reference to any successor or amended section of the Code.

2.4    “Committee” shall mean the committee appointed by the Board in accordance with Section 15 of the Plan.

2.5    “Common Stock” shall mean the Common Stock of the Corporation, or any securities into which such Common Stock may be converted.

2.6    “Compensation” shall mean an Employee’s base cash compensation and commissions, but shall exclude such items as allowances, differentials, bonuses or premiums such as those for working shifts or overtime, payments for incentive compensation, incentive payments, bonuses, income from the exercise or vesting or the sale, exchange or other disposition of a compensatory stock award granted to the Employee by the Corporation or a Designated Subsidiary, and other forms of extraordinary compensation. The Committee shall have the authority to determine and approve all forms of pay to be included in the definition of Compensation and may change the definition on a prospective basis.

2.7    “Corporation” shall mean Seagate Technology, a Cayman Islands limited company.

2.8    “Designated Subsidiary” shall mean a Subsidiary that has been designated by the Committee in its sole discretion as eligible to participate in the Plan with respect to its Employees.

2.9    “Effective Date” shall mean the date on which the registration statement on Form S-1 filed with the Securities and Exchange Commission pursuant to Rule 424 under the Securities Act for the initial public offering of the Corporation’s Common Stock (the “Registration Statement”) becomes effective.

2.10    “Employee” shall mean an individual classified as an employee (within the meaning of Code Section 3401(c) and the regulations thereunder) by the Corporation or a Designated Subsidiary on the Corporation’s or such Designated Subsidiary’s payroll records during the relevant participation period.

Employee shall not include individuals whose employment is for less than the specific number of days determined by the Committee as of the “Offering Date.” Individuals classified as independent contractors, consultants, advisers, or members of the Board or the board of directors of a Designated Subsidiary are not considered “Employees” by virtue of such station.

2.11    “Exchange Act” shall mean the U.S. Securities Exchange Act of 1934, as amended.

2.12    “Fair Market Value” on a given date of determination (i.e., an Offering Date or Purchase Date, as appropriate) shall mean the value of Common Stock determined as follows: (i) if the Common Stock is listed on any established stock exchange or a national market system, its Fair Market Value shall be the closing sales price for a share of the Common Stock (or the closing bid, if no sales were reported) on the date of determination as quoted on such exchange or system on which the Common Stock has the highest average trading volume, as reported in The Wall Street Journal or such other source as the Committee deems reliable, or (ii) if the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable, or, (iii) in the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board. For purposes of the Offering Date under the first Offering Period, the Fair Market Value of a share of the Common Stock of the Company shall be the initial price to the public as set forth in the final prospectus included with the Registration Statement.

2.13    “Offering Date” shall mean the first Trading Day of an Offering Period under the Plan; provided that the Offering Date of the first Offering Period will be the Effective Date.

2.14    “Offering Period” shall mean a period of approximately twelve (12) months during which an option granted pursuant to the Plan may be exercised; provided, however, that effective for Offering Periods commencing on or after February 1, 2006, the term “Offering Period” shall mean a period of approximately six (6) months during which an option granted pursuant to the Plan may be exercised. For Offering Periods that commence prior to February 1, 2006, the Plan shall be implemented by a series of Offering Periods of approximately twelve (12) months duration, with new Offering Periods commencing on the first Trading Day on or after February 1 and August 1 of each year and ending on the last Trading Day in the twelve month period ending on January 31 and July 31 of the subsequent year; provided that the first Offering Period shall commence on the Effective Date and shall end on the last Trading Day on or before January 31, 2004. Effective for Offering Periods that commence on or after February 1, 2006, the Plan shall be implemented by a series of Offering Periods of approximately six (6) months duration, with new Offering Periods commencing on the first Trading Day on or after February 1 and August 1 of each year and ending on the last Trading Day in the six-month period ending on the next July 31 and January 31, respectively. The duration and timing of Offering Periods may be changed or modified by the Committee.

2.15    “Offering Price” shall mean the Fair Market Value of a share of Common Stock on the Offering Date of an Offering Period.

2.16    “Officer” shall mean a person who is an officer of the Corporation within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

2.17    “Participant” shall mean a participant in the Plan as described in Section 5 of the Plan.

2.18    “Plan” shall mean this Employee Stock Purchase Plan.

2.19    “Purchase Date” shall mean the last Trading Day of each Purchase Period.

2.20    “Purchase Period” shall mean, with respect to Offering Periods that commence on prior to February 1, 2006, the period of approximately six (6) months commencing after one Purchase Date and ending with the next Purchase Date, with new Purchase Periods commencing on the first Trading Day on or after February 1 and August 1 of each year and ending on the last Trading Day in the six-month period ending on the next July 31 and January 31, respectively; provided that the first Purchase Period shall commence on the Effective Date and shall end at the completion of the seventh complete calendar month following the Effective Date unless otherwise determined by the Committee. The second Purchase Period of the first Offering Period shall begin on the first Trading Day following the end of the first Purchase Period and shall end on the last Trading Day on or before January 31, 2004. Subsequent Purchase Periods, if any, shall run consecutively after the termination of the preceding Purchase Period. Notwithstanding anything herein to the contrary, effective for Offering Periods that commence on or after February 1, 2006, “Purchase Period” shall have the same meaning as the term “Offering Period.”

2.21    “Purchase Price” shall have the meaning set out in Section 8.2.

2.22    “Securities Act” shall mean the U.S. Securities Act of 1933, as amended.

2.23    “Shareowner” shall mean a record holder of shares entitled to vote such shares of Common Stock under the Corporation’s by-laws.

2.24    “Subsidiary” shall mean any entity treated as a corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, within the meaning of Code Section 424(f), whether or not such corporation now exists or is hereafter organized or acquired by the Corporation or a Subsidiary.

2.25    “Trading Day” shall mean a day on which U.S. national stock exchanges and the National Market System are open for trading and the Common Stock is being publicly traded on one or more of such markets.

3.	ELIGIBILITY

3.1    Any Employee employed by the Corporation or by any Designated Subsidiary on an Offering Date shall be eligible to participate in the Plan with respect to the Offering Period commencing on such Offering Date. Committee may establish administrative rules requiring that employment commence some minimum period (not to exceed 30 days) prior to an Offering Date to be eligible to participate with respect to the Offering Period beginning on that Offering Date. The Committee may also determine that a designated group of highly compensated Employees is ineligible to participate in the Plan so long as the excluded category fits within the definition of “highly compensated employee” in Code Section 414(q).

3.2    No Employee may participate in the Plan if immediately after an option is granted the Employee owns or is considered to own (within the meaning of Code Section 424(d)) shares of Common Stock, including Common Stock which the Employee may purchase by conversion of convertible securities or under outstanding options granted by the Corporation, possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or of any of its Subsidiaries. All Employees who participate in the Plan shall have the same rights and privileges under the Plan, except for differences that may be mandated by local law and that are consistent with Code Section 423(b)(5); provided that individuals participating in a sub-plan adopted pursuant to Section 16 which is not designed to qualify under Code section 423 need not have the same rights and privileges as Employees participating in the Code section 423 Plan. Eligible Employees may not participate in more than one Offering Period at a time.

4.	OFFERING PERIODS AND PURCHASE PERIODS

4.1    Offering Periods. With respect to Offering Periods commencing prior to February 1, 2006, the Plan shall generally be implemented by a series of twelve (12) month Offering Periods with new Offering Periods commencing on the first Trading Day on or after February 1 and August 1 and ending on the last Trading Day in the twelve month periods ending on January 31 and July 31 of the next calendar year, respectively, or on such other date as the Committee shall determine. The first Offering Period shall commence on the Effective Date and shall end on the last Trading Day on or before January 31, 2004. With respect to Offering Periods commencing on or after February 1, 2006, the Plan shall generally be implemented by a series of six (6) month Offering Periods with new Offering Periods commencing on the first Trading Day on or after February 1 and August 1 and ending on the last Trading Day in the six-month periods ending on the next July 31 and January 31, respectively, or on such other date as the Committee shall determine, and continuing thereafter until the Plan is terminated pursuant to Section 14 hereof. The Committee shall have the authority to change the frequency and/or duration of Offering Periods (including the commencement dates thereof) with respect to future offerings if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

4.2    Purchase Periods. With respect to Offering Periods commencing prior to February 1, 2006, each Offering Period shall generally consist of two (2) consecutive Purchase Periods of six (6) months’ duration, with new Purchase Periods commencing on the first Trading Day on or after February 1 and August 1 of each year and ending on the last Trading Day in the six-month period ending on the next July 31 and January 31, respectively. With respect to Offering Periods commencing on or after February 1, 2006, each Offering Period shall generally consist of one (1) Purchase Period that runs concurrently with the Offering Period. The last Trading Day of each Purchase Period shall be the “Purchase Date” for such Purchase Period; provided that the first Purchase Period shall commence on the Effective Date and shall end at the completion of the seventh complete calendar month following the Effective Date unless otherwise determined by the Committee. The second Purchase Period of the first Offering Period shall begin on the first Trading Day following the end of the first Purchase Period and shall end on the last Trading Day on or before January 31, 2004. Subsequent Purchase Periods, if any, shall run consecutively after the termination of the preceding Purchase Period. The Committee shall have the power to change the duration and/or frequency of Purchase Periods with respect to future purchases if such change is announced at least five (5) days prior to the scheduled beginning of the first Purchase Period to be affected.

5.	PARTICIPATION

5.1    An Employee who is eligible to participate in the Plan in accordance with its terms at the beginning of an Offering Period shall automatically receive an option in accordance with Section 8.1 and may become a Participant by completing and submitting, on or before the date prescribed by the Committee with respect to a given Offering Period, a completed payroll deduction authorization and Plan enrollment form provided by the Corporation or by following an electronic or other enrollment process as prescribed by the Committee. An eligible Employee may authorize payroll deductions at the rate of any whole percentage of the Employee’s Compensation, not to exceed ten percent (10%) of the Employee’s Compensation (or such other percentage as the Committee may establish from time to time before an Offering Date) of such Employee’s Compensation on each payday during the Offering Period. All payroll deductions will be held in a general corporate account or a trust account. No interest shall be paid or credited to the Participant with respect to such payroll deductions. The Corporation shall maintain a separate bookkeeping account for each Participant under the Plan and the amount of each Participant’s payroll deductions shall be credited to such account. A Participant may not make any additional payments into such account, unless payroll deductions are prohibited under Applicable Law, in which case the provisions of Section 5.2 of the Plan shall apply.

5.2    Notwithstanding any other provisions of the Plan to the contrary, in locations where local law prohibits payroll deductions, an eligible Employee may elect to participate through contributions to his or her account under the Plan in a form acceptable to the Committee. In such event, any such Employees shall be deemed to be participating in a sub-plan, unless the Committee otherwise expressly provides that such Employees shall be treated as participating in the Plan.

5.3    Under procedures and at times established by the Committee, a Participant may withdraw from the Plan during a Purchase Period, by completing and filing a new payroll deduction authorization and Plan enrollment form with the Corporation or by following electronic or other procedures prescribed by the Committee. If a Participant withdraws from the Plan during a Purchase Period, his or her accumulated payroll deductions will be refunded to the Participant without interest, his or her right to participate in the current Offering Period will be automatically terminated and no further payroll deductions for the purchase of Common Stock will be made during the Offering Period. The Committee may establish rules pertaining to the timing of withdrawals, limiting the frequency with which Participants may withdraw and re-enroll in the Plan and may impose a waiting period on Participants wishing to re-enroll following withdrawal.

5.4    A Participant may change his or her rate of contribution through payroll deductions only during an open enrollment period or such other times specified by the Committee by filing a new payroll deduction authorization and Plan enrollment form or by following electronic or other procedures prescribed by the Committee. If a Participant has not followed such procedures to change the rate of contribution, the rate of contribution shall continue at the originally elected rate throughout the Purchase Period and future Purchase Periods (including Purchase Periods of subsequent Offering Periods). Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code, the Committee may reduce a Participant’s payroll deductions to zero percent (0%) at any time during a Purchase Period scheduled to end during the current calendar year. Payroll deductions shall re-commence at the rate provided in such Participant’s enrollment form at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the Participant as provided in Section 5.3.

6.	TERMINATION OF EMPLOYMENT

In the event any Participant terminates employment with the Corporation and its Designated Subsidiaries for any reason (including death) prior to the expiration of a Purchase Period, the Participant’s participation in the Plan shall terminate and all amounts credited to the Participant’s account shall be paid to the Participant or, in the case of death, to the Participant’s heirs or estate, without interest. Whether a termination of employment has occurred shall be determined by the Committee. If a Participant’s termination of employment occurs within a certain period of time as specified by the Committee (not to exceed 30 days) prior to the Purchase Date of the Purchase Period then in progress, his or her option for the purchase of shares of Common Stock will be exercised on such Purchase Date in accordance with Section 9 as if such Participant were still employed by the Corporation. Following the purchase of shares on such Purchase Date, the Participant’s participation in the Plan shall terminate and all amounts credited to the Participant’s account shall be paid to the Participant or, in the case of death, to the Participant’s heirs or estate, without interest. The Committee may also establish rules regarding when leaves of absence or changes of employment status will be considered to be a termination of employment, including rules regarding transfer of employment among Designated Subsidiaries, Subsidiaries and the Corporation, and the Committee may establish termination-of-employment procedures for this Plan that are independent of similar rules established under other benefit plans of the Corporation and its Subsidiaries; provided that such procedures are not in conflict with the requirements of Section 423 of the Code.

7.	STOCK

Subject to adjustment as set forth in Section 11, the maximum number of shares of Common Stock, which may be issued pursuant to the Plan shall be thirty million (30,000,000) shares Notwithstanding the above, the maximum number of shares that may be granted collectively to all Participants within any given Purchase Period is two and one-half million (2,500,000) shares. If, on a given Purchase Date, the number of shares with respect to which options are to be exercised exceeds either maximum, the Corporation shall make pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable. Taking into account future increases in the share reserve over the life of the Plan, in no event shall the total number of shares issued under the Plan exceed seventy-five million (75,000,000) shares.

8.	OFFERING

8.1    On the Offering Date of each Offering Period, each eligible Employee, whether or not such Employee has elected to participate as provided in Section 5.1, shall be granted an option to purchase that number of whole shares of Common Stock, not to exceed one thousand (1,000) shares (or such other number of shares as determined by the Committee), which may be purchased with the payroll deductions accumulated on behalf of such Employee during each Purchase Period at the purchase price specified in Section 8.2 below, subject to the additional limitation that no Employee participating in the Section 423 Plan shall be granted an option to purchase Common Stock under the Plan if such option would permit his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Corporation and its Subsidiaries to accrue at a rate which exceeds U.S. twenty-five thousand dollars (U.S. $25,000) of the Fair Market Value of such Common Stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time. For purposes of the Plan, an option is “granted” on a Participant’s Offering Date. An option will expire upon the earlier to occur of (i) the termination of a Participant’s participation in the Plan or such Offering Period (ii) the grant of an option to such Participant on a subsequent Offering Date; or (iii) the termination of the Offering Period. This Section 8.1 shall be interpreted so as to comply with Code Section 423(b)(8).

8.2    The Purchase Price under each option shall be with respect to a Purchase Period the lower of (i) a percentage (not less than eighty-five percent (85%)) established by the Committee (“Designated Percentage”) of the Offering Price, or (ii) the Designated Percentage of the Fair Market Value of a share of Common Stock on the Purchase Date on which the Common Stock is purchased; provided that the Purchase Price may be adjusted by the Committee pursuant to Sections 11 or 12 in accordance with Section 424(a) of the Code. The Committee may change the Designated Percentage with respect to any future Offering Period, but not to below eighty-five percent (85%), and the Committee may determine with respect to any prospective Offering Period that the option price shall be the Designated Percentage of the Fair Market Value of a share of the Common Stock on the Purchase Date.

9.	PURCHASE OF STOCK

Unless a Participant withdraws from the Plan as provided in Section 5.3 or except as provided in Sections 12 or 14.2, upon the expiration of each Purchase Period, a Participant’s option shall be exercised automatically for the purchase of that number of whole shares of Common Stock which the accumulated payroll deductions credited to the Participant’s account at that time shall purchase at the applicable price specified in Section 8.2. Notwithstanding the foregoing, the Corporation or its designee may make such provisions and take such action as it deems necessary or appropriate for the withholding of taxes and/or social insurance which the Corporation or its Designated Subsidiary is required by Applicable Law. Each Participant, however, shall be responsible for payment of all individual tax liabilities arising under the Plan. The shares of Common Stock purchased upon exercise of an option hereunder shall be considered for tax purposes to be sold to the Participant on the Purchase Date. During his or her lifetime, a Participant’s option to purchase shares of Common Stock hereunder is exercisable only by him or her.

10.	PAYMENT AND DELIVERY

As soon as practicable after the exercise of an option, the Corporation shall deliver to the Participant a record of the Common Stock purchased and the balance of any amount of payroll deductions credited to the Participant’s account not used for the purchase, except as specified below. The Committee may permit or require that shares be deposited directly with a broker designated by the Committee or to a designated agent of the Corporation, and the Committee may utilize electronic or automated methods of share transfer. The Committee may require that shares be retained with such broker or agent for a designated period of time and/or may establish other procedures to permit tracking of disqualifying dispositions of such shares. The Corporation shall retain the amount of payroll deductions used to purchase Common Stock as full payment for the Common Stock and the Common Stock shall then be fully paid and non-assessable. No Participant shall have any voting, dividend, or other Shareowner rights with respect to shares subject to any option granted under the Plan until the shares subject to the option have been purchased and delivered to the Participant as provided in this Section 10. The Committee may in its discretion direct the Corporation to retain in a Participant’s account for the subsequent Purchase Period or Offering Period any payroll deductions which are not sufficient to purchase a whole share of Common Stock or return such amount to the Participant. Any other amounts left over in a Participant’s account after a Purchase Date shall be returned to the Participant.

11.	RECAPITALIZATION

Subject to any required action by the Shareowners of the Corporation, if there is any change in the outstanding shares of Common Stock because of a merger, consolidation, spin-off, reorganization, recapitalization, dividend in property other than cash, stock split, reverse stock split, stock dividend, liquidating dividend, combination or reclassification of the Common Stock (including any such change in the number of shares of Common Stock effected in connection with a change in domicile of the Corporation), or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Corporation, provided that conversion of any convertible securities of the Corporation shall not be deemed to have been “effected without consideration,” the number of securities covered by each option under the Plan which has not yet been exercised and the number of securities which have been authorized and remain available for issuance under the Plan, as well as the maximum number of securities which may be purchased by a Participant in a Purchase Period, the number of securities in the Annual Increase, and the price per share covered by each option under the Plan which has not yet been exercised, may be appropriately adjusted by the Board, and the Board shall take any further actions which, in the exercise of its discretion, may be necessary or appropriate under the circumstances. The Board’s determinations under this Section 11 shall be conclusive and binding on all parties.

12.	MERGER, LIQUIDATION, OTHER CORPORATION TRANSACTIONS

12.1    In the event of the proposed liquidation or dissolution of the Corporation, the Offering Period will terminate immediately prior to the consummation of such proposed transaction, unless otherwise provided by the Board in its sole discretion, and all outstanding options shall automatically terminate and the amounts of all payroll deductions will be refunded without interest to the Participants.

12.2    In the event of a proposed sale of all or substantially all of the assets of the Corporation, or the merger or consolidation or similar combination of the Corporation with or into another entity, then in the sole discretion of the Board, (1) each option shall be assumed or an equivalent option shall be substituted by the successor corporation or parent or subsidiary of such successor entity, (2) a date established by the Board on or before the date of consummation of such merger, consolidation, combination or sale shall be treated as a Purchase Date, and all outstanding options shall be exercised on such date, (3) all outstanding options shall terminate and the accumulated payroll deductions will be refunded without interest to the Participants, or (4) outstanding options shall continue unchanged.

13.	TRANSFERABILITY

Neither payroll deductions credited to a Participant’s bookkeeping account nor any rights to exercise an option or to receive shares of Common Stock under the Plan may be voluntarily or involuntarily assigned, transferred, pledged, or otherwise disposed of in any way, and any attempted assignment, transfer, pledge, or other disposition shall be null and void and without effect. If a Participant in any manner attempts to transfer, assign or otherwise encumber his or her rights or interests under the Plan, other than as permitted by the Code, such act shall be treated as an election by the Participant to discontinue participation in the Plan pursuant to Section 5.3.

14.	AMENDMENT OR TERMINATION OF THE PLAN

14.1    The Plan shall continue until terminated in accordance with Section 14.2.

14.2    The Board may, in its sole discretion, insofar as permitted by law, terminate or suspend the Plan, or revise or amend it in any respect whatsoever, except that, without approval of the Shareowners, no such revision or amendment shall increase the number of shares subject to the Plan, other than an adjustment under Section 7 and Section 11 of the Plan, or make other changes for which Shareowner approval is required under Applicable Law. Upon a termination or suspension of the Plan, the Board may in its discretion (i) return without interest, the payroll deductions credited to Participants’ accounts to such Participants or (ii) set an earlier Purchase Date with respect to an Offering Period and Purchase Period then in progress.

15.	ADMINISTRATION

15.1    The Board shall appoint a committee of one or more individuals to administer the Plan (the “Committee”), which Committee initially shall consist of the members of the Corporation’s Administrative Committee, which currently consists of (1) the Executive Vice President Business Development and Strategic Planning, (2) the Senior Vice President, General Counsel and Secretary, (3) the Vice President Global Compensation and Benefits and (4) the Senior Vice President, Corporate Finance, who will serve for such period of time as the Board or the Compensation Committee of the Board may specify and whom the Board or the Compensation Committee of the Board may remove at any time. The Committee will have the authority and responsibility for the day-to-day administration of the Plan, the authority and responsibility specifically provided in this Plan and any additional duty, responsibility and authority delegated to the Committee by the Board or the Compensation Committee of the Board, which may include any of the functions assigned to the Board in this Plan. The Committee may delegate to one or more individuals the day-to-day administration of the Plan. The Committee shall have full power and authority to adopt, amend and rescind any rules and regulations which it deems desirable and appropriate for the proper administration of the Plan, to construe and interpret the provisions and supervise the administration of the Plan, to make factual determinations relevant to Plan entitlements and to take all action in connection with administration of the Plan as it deems necessary or advisable, consistent with the delegation from the Board or the Compensation Committee of the Board. Decisions of the Board or the Compensation Committee of the Board and the Committee shall be final and binding upon all participants. Any decision reduced to writing and signed by a majority of the members of the Committee shall be fully effective as if it had been made at a meeting of the Committee duly held. The Corporation shall pay all expenses incurred in the administration of the Plan.

15.2    In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Corporation, members of the Board and of the Committee shall be indemnified by the Corporation against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted under the Plan, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Corporation, in writing, the opportunity at its own expense to handle and defend the same.

16.	COMMITTEE RULES FOR FOREIGN JURISDICTIONS

The Committee may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Committee is specifically authorized to adopt rules and procedures regarding handling of payroll deductions or other contributions by Participants, payment of interest, conversion of local currency, payroll tax, withholding procedures and handling of stock certificates which vary with local requirements; however, if such varying provisions are not in accordance with the provisions of Section 423(b) of the Code, including but not limited to the requirement of Section 423(b)(5) of the Code that all options granted under the Plan shall have the same rights and privileges unless otherwise provided under the Code and the regulations promulgated thereunder, then the individuals affected by such varying provisions shall be deemed to be participating under a sub-plan and not the Plan. The Committee may also adopt sub-plans applicable to particular Subsidiaries or locations, which sub-plans may be designed to be outside the scope of Code section 423. The rules of such sub-plans may take precedence over other provisions of this Plan, with the exception of Section 7, but unless otherwise superseded by the terms of such sub-plan, the provisions of this Plan shall govern the operation of such sub-plan.

17.	SECURITIES LAWS REQUIREMENTS

17.1    No option granted under the Plan may be exercised to any extent unless the shares to be issued upon such exercise under the Plan are covered by an effective registration statement pursuant to the Securities Act and the Plan is in compliance with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, applicable state and foreign securities laws and the requirements of any stock exchange upon which the Shares may then be listed, subject to the approval of counsel for the Corporation with respect to such compliance. If on a Purchase Date in any Offering Period hereunder, the Plan is not so registered or in such compliance, options granted under the Plan which are not in compliance shall not be exercised on such Purchase Date, and the Purchase Date shall be delayed until the Plan is subject to such an effective registration statement and such compliance, except that the Purchase Date shall not be delayed more than twelve (12) months and the Purchase Date shall in no event be more than twenty-seven (27) months from the Offering Date. If, on the Purchase Date of any offering hereunder, as delayed to the maximum extent permissible, the Plan is not registered and in such compliance, options granted under the Plan which are not in compliance shall not be exercised and all payroll deductions accumulated during the Offering Period (reduced to the extent, if any, that such deductions have been used to acquire shares of Common Stock) shall be returned to the Participants, without interest. The provisions of this Section 17 shall comply with the requirements of Section 423(b)(5) of the Code to the extent applicable.

17.2    As a condition to the exercise of an option, the Corporation may require the person exercising such option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Corporation, such a representation is required by any of the aforementioned applicable provisions of law.

18.	GOVERNMENTAL REGULATIONS

This Plan and the Corporation’s obligation to sell and deliver shares of its stock under the Plan shall be subject to the approval of any governmental authority required in connection with the Plan or the authorization, issuance, sale, or delivery of stock hereunder.

19.	NO ENLARGEMENT OF EMPLOYEE RIGHTS

Nothing contained in this Plan shall be deemed to give any Employee or other individual the right to be retained in the employ or service of the Corporation or any Designated Subsidiary or to interfere with the right of the Corporation or Designated Subsidiary to discharge any Employee or other individual at any time, for any reason or no reason, with or without notice.

20.	GOVERNING LAW

This Plan shall be governed by applicable laws of the State of California.

21.	EFFECTIVE DATE

This Plan shall be effective on the Effective Date, subject to approval of the Shareowners of the Corporation within twelve (12) months before or after its date of adoption by the Board.

22.	REPORTS

Individual accounts shall be maintained for each Participant in the Plan. Statements of account shall be given to Participants at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares of Common Stock purchased and the remaining cash balance, if any.

23.	DESIGNATION OF BENEFICIARY FOR OWNED SHARES

With respect to shares of Common Stock purchased by the Participant pursuant to the Plan and held in an account maintained by the Corporation or its assignee on the Participant’s behalf, the Participant may be permitted to file a written designation of beneficiary, who is to receive any shares and cash, if any, from the Participant’s account under the Plan in the event of such Participant’s death subsequent to the end of a Purchase Period but prior to delivery to him or her of such shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event of such Participant’s death prior to the Purchase Date of an Offering Period. If a Participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective, to the extent required by local law. The Participant (and if required under the preceding sentence, his or her spouse) may change such designation of beneficiary at any time by written notice. Subject to local legal requirements, in the event of a Participant’s death, the Corporation or its assignee shall deliver any shares of Common Stock and/or cash to the designated beneficiary. Subject to local law, in the event of the death of a Participant and in the absence of a beneficiary validly designated who is living at the time of such Participant’s death, the Corporation shall deliver such shares of Common Stock and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Corporation), the Corporation in its sole discretion, may deliver (or cause its assignee to deliver) such shares of Common Stock and/or cash to the spouse, or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Corporation, then to such other person as the Corporation may determine. The provisions of this Section 23 shall in no event require the Corporation to violate local law, and the Corporation shall be entitled to take whatever action it reasonably concludes is desirable or appropriate in order to transfer the assets allocated to a deceased Participant’s account in compliance with local law.

24.	ADDITIONAL RESTRICTIONS OF RULE 16b-3.

The terms and conditions of options granted hereunder to, and the purchase of shares of Common Stock by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the shares of Common Stock issued upon exercise thereof shall be subject to, such additional conditions and restrictions, if any, as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

25.	NOTICES

All notices or other communications by a Participant to the Corporation under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Corporation at the location, or by the person, designated by the Corporation for the receipt thereof.

APPENDIX C

CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

OF SEAGATE TECHNOLOGY

As amended and restated by the Board of Directors on February 2, 2006

I.    PURPOSE:

The Audit Committee (the “Committee”) of the Board of Directors of Seagate Technology (the “Company”) shall:

1.    Provide assistance to the Board of Directors in fulfilling its responsibility to the Company’s shareholders, potential shareholders and the investment community with respect to its oversight of:

A.    The quality and integrity of the Company’s financial statements;

B.    The Company’s compliance with legal and regulatory requirements;

C.    The independent auditors’ qualifications and independence; and

D.    The performance of the Company’s internal audit function and its independent auditors.

2.    Prepare the report that the rules of the Securities and Exchange Commission (the “SEC”) require to be included in the Company’s annual proxy statement.

II.    COMPOSITION AND POLICIES:

The following are the primary operating policies of the Committee:

1.    The Committee shall be composed of three (3) or more members of the Board of Directors and shall elect a Chairman from among its members to serve in that capacity until a new Chairman is elected. Each Committee member shall be “independent” under the rules of the SEC and the New York Stock Exchange, Inc., as affirmatively determined by the Board of Directors. Each Committee member shall be financially literate (or become financially literate within a reasonable period after his or her appointment) and at least one member must be an “audit committee financial expert” under the rules of the SEC. No member of the Committee may serve on the audit committee of more than three (3) public companies (including the Company) unless the Board of Directors (i) determines that such simultaneous service would not impair the ability of such member to effectively serve on the Committee and (ii) discloses such determination in the Company’s annual proxy statement.

2.    No member of the Committee shall receive direct or indirect compensation other than (i) directors’ fees (which fees may take the form of cash, securities or other consideration) for service as a director of the Company, including reasonable compensation for serving on the Committee and regular benefits that other directors receive and (ii) a pension or similar compensation for past performance, provided that such compensation is not conditioned on continued or future service to the Company.

3.    No member of the Committee shall be an affiliate of the Company or any subsidiary thereof.

4.    The Committee shall hold such meetings as it deems necessary but shall meet a minimum of four (4) times per calendar year. The Committee shall, to the extent required by applicable exchange listing standards, and may, to the extent it otherwise deems appropriate, periodically meet separately with each of management, the director of the Company’s internal auditing department and the Company’s independent auditors to discuss any matters that the Committee or each of these groups believe would be appropriate to discuss privately. In addition, the Committee shall, to the extent required by applicable exchange listing standards, and may, to the extent it otherwise deems appropriate, meet with the Company’s independent auditors and management quarterly to review the Company’s financial statements. Minutes of all Committee meetings shall be taken and shall be approved at subsequent meetings.

5.    Upon the request of the Company’s independent auditors, the Chairman of the Committee shall convene a meeting of the Committee to consider any matters such auditors believe should be brought to the attention of the Committee, the Board of Directors or the Company’s shareholders.

6.    The Committee has the authority to direct and supervise an investigation into any matter, including the authority to retain such legal, accounting or other advisors as the Committee deems necessary or advisable to carry out its duties.

7.    The Committee has the authority to approve (i) the payment of compensation to, or other terms of retention of, any legal, accounting or other advisor retained by the Committee and (ii) the payment of ordinary administrative expenses of the Committee that are necessary or appropriate to carry out its duties.

8.    The Committee has the ultimate power to hire or remove the Company’s independent auditors. The independent auditors are ultimately accountable to the Board of Directors and the Audit Committee.

9.    Two (2) members of the Committee shall be necessary to constitute a quorum, and in every case the affirmative vote of two (2) members shall be necessary for the taking of any action.

III.    FUNCTIONS AND DUTIES:

The Committee is charged with the responsibility for:

1.    Reviewing and discussing with management and the independent auditors prior to public dissemination the annual audited financial statements to be included in the Company’s annual report (Form 10-K) and the quarterly financial statements to be included in the Company’s quarterly reports (Form 10-Q) filed with the Securities and Exchange Commission (the “SEC”), in each case including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations, and recommending to the Board of Directors whether the annual audited financial statements should be included in the Company’s Form 10-K;”1

2.    Reviewing and discussing with the Company’s independent auditors and management the Company’s earnings press releases (paying particular attention to the use of any “pro forma” or “adjusted” non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies. The Committee’s discussion in this regard may be general in nature (i.e., discussion of the types of information to be disclosed and the type of presentation to be made) and need not take place in advance of each earnings release or each instance in which the Company may provide earnings guidance;

3.    Retaining and terminating the Company’s independent auditors and approving all compensation of the independent auditors, including all audit engagement fees and terms;

4.    Informing each registered public accounting firm performing work for the Company that such firm shall report directly to the Committee;

5.    Overseeing the work of any registered public accounting firm employed by the Company, including the resolution of any disagreement between management and the auditor regarding financial reporting, for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

6.    Approving in advance any audit or non-audit engagement or relationship between the Company and its independent auditors2 (other than “prohibited non-audit services”3), which may not be provided by its independent auditors); provided, however, that pre-approval is not necessary for minor services other than audit, review or attest services under specified circumstances4;

7.    The Committee shall, at least annually, review the independence, performance and qualifications of the Company’s independent auditors by such methods as it deems appropriate or are required by applicable exchange listing standards. Among other things, such methods shall include obtaining from the independent auditors at least annually a written statement outlining (i) their relationships with the Company and any matters that might reasonably be expected to affect their independence or their qualifications, consistent with Independent Standards Board Standard No. 1, (ii) the independent auditing firm’s internal quality control procedures, and (iii) any material issues raised by the most recent internal quality control review, or peer review, of the independent auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditing firm, and any steps taken to deal with such issues;

8.    Ensuring that there be a rotation of the lead audit partner of the Company’s independent auditing firm at least every five years;

9.    Considering whether there should be a regular rotation of the Company’s independent auditing firm;

10.    Confirming with the independent auditing firm retained to provide audit services for any fiscal year that the lead audit partner, or the audit partner responsible for reviewing the audit, has not performed audit services for the Company in each of the five previous fiscal years of the Company;

11.    Reviewing annually the audit plans of the independent auditors and internal auditors;

12.    Meeting with the independent auditors at the completion of their annual audit to review their evaluation of the financial reporting and internal controls of the Company and any changes required in the originally planned audit program;

13.    Meeting with the internal auditors on an ongoing basis to review:

A.    Audit results;

B.    Reports on exposures/controls, irregularities and control failures;

C.    The disposition of recommendations for improvements in internal controls made by internal and external auditors; and

D.    Any changes required in the originally planned audit program;

14.    Reviewing the reports of examinations by regulatory authorities, if any;

15.    Monitoring the Company’s policies and procedures for the review of expenses and perquisites of selected members of senior management;

16.    Overseeing the monitoring of the Company’s code of business conduct and ethics;

17.    Performing any special reviews, investigations or oversight responsibilities required by the Board of Directors or its Chairman, such as investment policies and periodic oversight of certain budgetary measures;

18.    Reporting regularly to the Board of Directors on the activities of the Committee as well as reporting to shareholders as required in the Company’s annual proxy statement;

19.    Considering comments by the independent auditors suggesting improvements in internal accounting controls and the response by management to such comments;

20.    Monitoring policies and address conflicts of interest, unethical, questionable or illegal activities by Company employees;

21.    Reviewing periodically legal and related matters that could have a significant impact on the Company’s financial statements with the Company’s General Counsel; and

22.    Establishing clear hiring policies for employees or former employees of the Company’s independent auditors.

IV.    FINANCIAL REPORTING PROCESS:

1.    In connection with performing its duties under Section III of this Charter, the Committee should obtain and discuss with the Company’s management and its independent auditors reports from management and the independent auditors regarding:

A.    All critical accounting policies and practices to be used by the Company;

B.    Analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of the use of the alternative disclosures and treatments, and the treatment preferred by the independent auditors;

C.    Major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles;

D.    Major issues as to the adequacy of the Company’s internal controls and any specific audit steps adopted in light of material control deficiencies; and

E.    Any other material written communications between the Company’s independent auditors and its management.

2.    The Committee shall, to the extent required by applicable exchange listing requirements, and may, to the extent it otherwise deems appropriate, review periodically the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

3.    The Committee shall review with the Company’s independent auditors:

A.    Any audit problems or other difficulties encountered by the independent auditors in the course of the audit process, including any restrictions on the scope of the independent auditors’ activities or on access to requested information;

B.    Any significant disagreements between the independent auditors and management; and

C.    Management’s response to any issues raised by the independent auditors.

Without excluding other possibilities, the Committee may review with the independent auditors (i) any accounting adjustments that were noted or proposed by the independent auditors but were “passed” (as immaterial or otherwise), (ii) any communications between the audit team and the independent auditing firm’s national office respecting auditing or accounting issues presented by the engagement, and (iii) any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditor to the Company.

4.    The Committee shall, to the extent required by applicable exchange listing requirements, and may, to the extent it otherwise deems appropriate, review and discuss with the independent auditors the responsibilities, budget and staffing of the Company’s internal audit function.

5.    The Committee shall review any disclosures made to it by the Company’s Chief Executive Officer or Chief Financial Officer in connection with their certifications of the Company’s Form 10-K and Form 10-Q regarding any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

V.    LEGAL COMPLIANCE:

1.    The Committee shall, to the extent required by applicable exchange listing requirements, and may, to the extent it otherwise deems appropriate, discuss with the Company’s management and its independent auditors the Company’s guidelines and policies with respect to risk assessment and risk management.

2.    The Committee shall, to the extent required by applicable exchange listing requirements, and may, to the extent it otherwise deems appropriate, discuss the Company’s major financial risk exposures and the steps the Company’s management and has taken to monitor and control such exposures.

3.    The Committee shall, to the extent required by applicable exchange listing requirements, set clear hiring policies for employees or former employees of the Company’s independent auditors. At a minimum, these policies shall provide that any registered public accounting firm may not provide audit services to the Company if the Company’s Chief Executive Officer, Controller, Chief Financial Officer, Chief Accounting Officer or any person serving in an equivalent capacity for the Company was employed by the registered public accounting firm and participated in the audit of the Company within one year of the initiation of the current audit.

4.    The Committee shall, to the extent required by applicable exchange listing requirements or the rules of the SEC and may, to the extent it otherwise deems appropriate, establish procedures for:

A.    The receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and

B.    The confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

VI.    REPORTS:

1.    The Committee shall prepare or review all reports required to be prepared by audit committees and included in annual proxy statements in accordance with the applicable rules and regulations of the SEC.

2.    The Committee shall, to the extent required by applicable listing requirements or is requested by the Board of Directors, and may, to the extent it otherwise deems it appropriate, regularly report to the full Board of Directors, including with respect to any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the independence, performance and qualifications of the Company’s independent auditors and the performance of the Company’s internal audit function.

3.    The Committee shall, to the extent required by applicable listing requirements, perform a review and evaluation, at least annually, of the performance of the Committee and its members, including by reviewing the compliance of the Committee with this Charter.

NOTES

1	The Committee’s discussion with the Company’s independent auditors shall include all matters required to be discussed by Statement of Auditing Standards No. 61, the Committee’s judgments about the quality and acceptability of the accounting principles applied by the independent auditors, the reasonableness of significant judgments made by the independent auditors, and the clarity of the related disclosures. Also, the Committee shall discuss the results of the annual and quarterly audits and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards, and the Committee shall take into account the opinions of the Company’s internal auditors and management as well as those of the independent auditors in assessing the quality of the Company’s annual and quarterly audits.

2	The Committee may delegate to one or more of its members the authority to approve in advance all audit or non-audit services to be provided by the independent auditors so long as it is presented to the full Committee at its next regularly scheduled meeting.

3

The following shall be “prohibited non-audit services:” (i) bookkeeping or other services related to the accounting records or financial statements of the Company; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, providing fairness opinions or preparing contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment advisor or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service that the Public Company Accounting Oversight Board prohibits through regulation.

4	Pre-approval for minor non-audit services is not necessary if (i) the aggregate amount of all fees paid for such non-audit services provided to the Company constitutes not more than five percent of the total amount of revenues paid by the Company to its independent auditors during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized by the Company at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF

DIRECTORS OF SEAGATE TECHNOLOGY

2006 ANNUAL GENERAL MEETING OF SHAREHOLDERS

The undersigned, whose signature appears on the reverse, hereby appoints Donald E. Kiernan, Stephen J. Luczo and William D. Watkins as proxies, each with full powers of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side hereof, all common shares of Seagate Technology held of record by the undersigned on September 1, 2006 at the 2006 Annual General Meeting of shareholders of Seagate Technology to be held on Thursday, October 26, 2006 at 10:00 a.m. Pacific Daylight Time, at the Quadrus Conference Center at 2400 Sand Hill Road, Menlo Park, California 94025 and at any postponement or adjournment thereof. The undersigned hereby further authorizes such proxies to vote in their discretion upon such other matters as may properly come before such Annual General Meeting and at any adjournment or postponement thereof. In the event of a vote on a show of hands on any proposal or other matter properly coming before the 2006 Annual General Meeting, Stephen J. Luczo shall be entitled to vote the undersigned’s shares, as designated on the reverse side hereof.

THIS PROXY, WHEN PROPERLY EXECUTED AND DELIVERED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS DULY EXECUTED AND RETURNED, BUT NO VOTING DIRECTIONS ARE GIVEN HEREIN, THEN THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED IN PROPOSAL 1 AND “FOR” PROPOSALS 2, 3 AND 4, AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE 2006 ANNUAL GENERAL MEETING.

Please mark, sign, date and return this proxy card in the enclosed reply envelope. In order for your proxy to be voted, your proxy must be received by mail no later than 5:00 p.m., Pacific Daylight Time, on October 25, 2006.

(Continued and to be signed and dated on the reverse side)

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEES FOR DIRECTOR NAMED IN PROPOSAL 1 AND “FOR” PROPOSALS 2, 3 AND 4.

Votes must be indicated [ x ] in Black or Blue Ink.

1.    Proposal to elect the following nominees to serve as directors of Seagate Technology until the 2007 Annual General Meeting and until their successors are elected:

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 - Frank J. Biondi, Jr.	[ ]	[ ]	[ ]	07 - David F. Marquardt	[ ]	[ ]	[ ]

02 - William W. Bradley	[ ]	[ ]	[ ]	08 - Lydia M. Marshall	[ ]	[ ]	[ ]

03 - Michael R. Cannon	[ ]	[ ]	[ ]	09 - C.S. Park	[ ]	[ ]	[ ]

04 - James A. Davidson	[ ]	[ ]	[ ]	10 - Gregorio Reyes	[ ]	[ ]	[ ]

05 - Donald E. Kiernan	[ ]	[ ]	[ ]	11 - John W. Thompson	[ ]	[ ]	[ ]

06 - Stephen J. Luczo	[ ]	[ ]	[ ]	12 - William D. Watkins	[ ]	[ ]	[ ]

2.    Proposal to approve an increase in common shares eligible for issuance under Seagate Technology’s 2004 Stock Compensation Plan in the amount of 36 million shares:

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

3.    Proposal to approve an increase in the issuable common shares available for purchase under Seagate Technology’s Employee Stock Purchase Plan in the amount of 10 million shares:

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

4.    Proposal to ratify the appointment of Ernst & Young LLP to serve as independent registered accounting firm of Seagate Technology for the fiscal year ending June 29, 2007:

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

In their discretion, the proxies are authorized to vote upon such other matters of which Seagate Technology did not have notice on or before August 23, 2006 as may properly come before the 2006 Annual General Meeting and any adjournment or postponement thereof (including the appointment of a person to serve as director if any of the above nominees are unable to serve).

If you plan to attend the 2006 Annual General Meeting, please mark here [    ]

Change of Name or Address and/or Comments, mark here [ ]

The signer(s) hereby acknowledge(s) receipt of the Notice of the 2006 Annual General Meeting of Shareholders and accompanying proxy statement.

Date: , 2006

Signature

Signature

Sign exactly as your name appears hereon. (If shares are held in joint names, both should sign. If signing as Attorney, Executor, Administrator, Trustee or Guardian, please give your title as such. If the signer is a corporation, please sign in the full corporate name by duly authorized officer. If a partnership, a partner should sign in partnership name.) Please sign, date and return promptly.